UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-12

TENAX THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of June 9, 2022 Annual Meeting and 2022 Proxy Statement

TENAX THERAPEUTICS, INC.

ONE Copley Parkway, Suite 490

Morrisville, North Carolina 27560

(919) 855-2100

Notice of Annual Meeting of Stockholders

To Be Held on June 9, 2022

Dear Stockholder:

The stockholders of Tenax Therapeutics, Inc. (the “Company”) will hold an annual meeting (the “Annual Meeting”) on June 9, 2022, at 9:00 a.m. at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560. Due to the ongoing uncertainty regarding the spread of the coronavirus, or COVID-19, in the United States, it may become necessary to change the date, time, location, and/or format of the Annual Meeting in order to comply with advisories or mandates of federal, state, and local governments, and related agencies or, in our sole determination, to ensure the safety of those who attend. We will announce any such change in advance by issuing a press release and filing the announcement with the Securities and Exchange Commission (the “SEC”).

The purpose of the Annual Meeting is to propose and act upon the following matters:

1.	To elect the directors named in the Proxy Statement for a one-year term expiring in 2023 or until their successors have been elected and qualified;

2.

To approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock, the decision whether to implement which split, its implementation and timing, being subject to the discretion of the Board of Directors;

3.	To approve the Tenax Therapeutics 2022 Stock Incentive Plan;

4.	To hold an advisory (nonbinding) vote on named executive officer compensation;

5.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

6.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice. If you were a stockholder of record of Company common stock as of the close of business on April 13, 2022, you are entitled to receive this Notice and vote at the Annual Meeting and any adjournments or postponements thereof, provided that our Board of Directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in Morrisville, North Carolina during ordinary business hours for the 10-day period preceding the Annual Meeting for any purposes related to the meeting.

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We are pleased to take advantage of the SEC rules that allow us to furnish these proxy materials (including an electronic Proxy Card for the meeting) and our 2021 Annual Report to Stockholders (including our 2021 Annual Report on Form 10-K) to stockholders via the Internet. On or about April 28, 2022, we mailed to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2021 Annual Report to Stockholders and how to vote. We believe that posting these materials on the Internet enables us to provide stockholders with the information they need to vote more quickly, while lowering the cost and reducing the environmental impact of printing and delivering annual meeting materials.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, our Board of Directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

By order of the Board of Directors,

April 28, 2022	/s/ Gerald T. Proehl
Gerald T. Proehl
Chairman of the Board of Directors

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TENAX THERAPEUTICS, INC.

Proxy Statement

for the

Annual Meeting of Stockholders

To Be Held June 9, 2022

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TENAX THERAPEUTICS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2022

Information Concerning Solicitation and Voting

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy, and 2021 Annual Report to Stockholders are available at www.proxyvote.com.

This Proxy Statement is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting to be held on June 9, 2022 at 9:00 a.m. at our principal executive offices located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 13, 2022 (the “Record Date”) are entitled to notice of and to vote at the meeting.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the Notice, this Proxy Statement, our 2021 Annual Report to Stockholders, including financial statements, and a Proxy Card for the Annual Meeting, by providing access to them on the Internet to save printing costs and reduce impact on the environment. These materials were first available on the Internet on April 28, 2022. We mailed a Notice of Internet Availability of Proxy Materials on or about April 28, 2022 to our stockholders of record and beneficial owners as of the close of business on the Record Date. The Proxy Statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.

Each holder of our common stock is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Annual Meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the Annual Meeting.

We bear the expense of soliciting proxies. Our directors, officers, and employees may also solicit proxies personally or by telephone, facsimile, or other means of communication. We do not intend to pay additional compensation for doing so. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.

All references in this Proxy Statement to “Tenax,” “Tenax Therapeutics,” “we,” “our” and “us” mean Tenax Therapeutics, Inc.

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QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING

Will the Annual Meeting be impacted by the coronavirus (COVID-19) pandemic?

We continue to actively monitor developments in relation to the COVID-19 pandemic, including the spread of variant strains of the virus, and we regularly review and consider the related requirements, recommendations, and protocols that are issued and that may be issued by public health authorities and governments, including in relation to masking, testing, and vaccinations. Due to the rapidly evolving circumstances and the uncertainties surrounding the COVID-19 pandemic, it may become necessary to change the location, date, and/or time of the Annual Meeting to comply with these advisories and mandates or, in our sole determination, to ensure the safety of those who attend. If circumstances dictate, it may become necessary for us to conduct the Annual Meeting “virtually” through the Internet or through other electronic or telephonic means in lieu of an in-person meeting.

If it becomes necessary to change the date, time, location, and/or format of the Annual Meeting, in lieu of mailing additional soliciting materials or amending this Proxy Statement, we will announce the decision in advance by issuing a press release, filing the announcement with the SEC and taking other reasonable steps to notify other parties involved in the proxy process of the change(s). Any such press release and filing with the SEC will also be available on our website at www.tenaxthera.com.

We recommend that you monitor our press releases or filings with the SEC in the event that circumstances require us to change the date, time, location or format of the Annual Meeting, particularly if you plan to attend the Annual Meeting in person. We encourage all stockholders to vote their shares prior to the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance using one of the methods described below under “How may I vote my shares at the Annual Meeting?” to ensure that your vote will be counted in the event that you later decide not to attend the Annual Meeting.

Who may vote at the Annual Meeting?

Our Board of Directors set April 13, 2022 as the Record Date for the Annual Meeting. If you owned shares of our common stock at the close of business on April 13, 2022, you may attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. Cumulative voting is not permitted in the election of directors or on any other matter.

As of the close of business on April 13, 2022, there were 25,206,914 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in Morrisville, North Carolina during ordinary business hours for the ten-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. You will need to present a form of personal photo identification in order to be admitted to the Annual Meeting.

Beneficial Owner. If you hold your shares in an account with a broker, bank or other nominee, rather than of record directly in your own name, then the broker, bank or other nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” This Proxy Statement has been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote your shares, and you are also invited to attend the Annual Meeting.

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Your broker, bank or other nominee has enclosed a Voter Instruction Card for you to use in directing your broker, bank or other nominee as to how to vote your shares. In most cases, you will be able to do this by mail, via the Internet or by telephone. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and follow the instructions described below. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. We urge you to instruct your broker, bank or other nominee by following the instructions on the enclosed Voter Instruction Card, to vote your shares in line with our Board of Directors’ recommendations on the Voter Instruction Card.

What is the quorum requirement for the Annual Meeting?

A majority of our outstanding shares of capital stock entitled to vote as of the Record Date must be present at the Annual Meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Annual Meeting if you:

•	Are present and entitled to vote in person at the Annual Meeting;

•	Properly submitted a proxy card or Voter Instruction Card; or

•	Do not provide your broker with instructions on how to vote, but the broker submits your proxy nonetheless (a broker non-vote).

Abstentions, withhold votes and, provided there is at least one matter considered routine at the Annual Meeting, broker non-votes (if any) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. If you are present in person or by proxy at the Annual Meeting but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote.

What proposals will be voted on at the Annual Meeting?

The five proposals to be voted on at the Annual Meeting are as follows:

1.	To elect the directors named in the Proxy Statement for a one-year term expiring in 2023 or until their successors have been elected and qualified;

2.

To approve an amendment to our certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock, the decision whether to implement which split, its implementation and timing, being subject to the discretion of the Board of Directors (the “Reverse Stock Split Proposal”);

3.	To approve the Tenax Therapeutics 2022 Stock Incentive Plan;

4.	To hold an advisory (nonbinding) vote on named executive officer compensation; and

5.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

We will also consider any other business that properly comes before the Annual Meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.

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What is a broker non-vote, and will there be any broker non-votes at the Annual Meeting?

Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker to vote on those proposals. Broker non-votes are not counted in the tabulations of the votes present at the Annual Meeting and entitled to vote on any of the non-routine proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of Proposal 1, Proposal 3, or Proposal 4.

Proposal 2, the Reverse Stock Split Proposal, and Proposal 5, the ratification of the appointment of a registered public accounting firm, are each considered a routine proposal, and brokers have discretion to vote on such matters even if no instructions are received from the “street name” holder. As such, we do not expect any broker non-votes for Proposal 2 or Proposal 5.

What vote is required to approve each proposal?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count votes “For” and “Against,” abstentions or withheld votes, and, if applicable, broker non-votes. The following table describes the voting requirements for each proposal, including the vote required to approve each proposal and the effect that abstentions or broker non-votes will have on the outcome of each proposal:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes

1	Election of directors	Nominee receiving the most “For” votes (plurality voting)	Withheld votes will have no effect	None

2	Approval of the Reverse Stock Split Proposal	“For” votes from the holders of a majority of the shares outstanding and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	No broker non-votes are expected

3	Approval of the Tenax Therapeutics 2022 Stock Incentive Plan	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	None

4	Advisory (nonbinding) vote on named executive officer compensation	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	None

5	Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	No broker non-votes are expected

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2021 Annual Report to Stockholders (including the 2021 Annual Report on Form 10-K) are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2021 is also available under the Investor Relations - SEC Filings section of our website at www.tenaxthera.com and through the SEC website at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the Annual Meeting.

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How may I vote my shares at the Annual Meeting?

If your common stock is held by a broker, bank or nominee, they should send you instructions that you must follow in order to have your shares voted.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•	Proxy Vote by Internet. You may use the Internet to transmit your voting instructions by going to the website www.proxyvote.com and following the voting instructions on that website;

•	Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions by calling the toll-free number 1-800-690-6903 and following the recorded instructions;

•	By Mail. By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability and completing, dating, signing, and returning the Proxy Card that you receive in response to your request; or

•	In Person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. You are encouraged to vote via the Internet, by telephone or by mail, regardless of whether you plan to attend the Annual Meeting in person.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM EDT on June 8, 2022. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors, as permitted by law.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board of Directors has designated Christopher Giordano and Gerald Proehl as the Company’s proxies for the Annual Meeting.

How can I change my vote after submitting it?

If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Annual Meeting by:

•	Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560 at or before the taking of the vote at the Annual Meeting;

•	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560 at or before the taking of the vote at the Annual Meeting;

•	Attending the Annual Meeting and voting at the meeting (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM EDT on June 8, 2022.

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If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also vote at the Annual Meeting by following the instructions provided by your bank, broker or other nominee to participate in the Annual Meeting.

What does it mean if I receive more than one proxy card or Voter Instruction Card?

It means that you have multiple accounts at the transfer agent or with banks, brokers or other nominees. Please complete and return all proxy cards or Voter Instruction Cards to ensure that all of your shares are voted. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

Who can help answer my questions about the Annual Meeting or about how to submit or revoke my proxy?

If you are the stockholder of record, please contact:

Broadridge Financial Solutions

51 Mercedes Way

Edgewood, NY 11717

Telephone: 1-866-540-7095

If your shares are held in street name, please call the telephone number provided on your Voter Instruction Card or contact your bank, broker or other nominee directly.

Where can I find the voting results of the Annual Meeting?

We plan to announce the preliminary voting results at the Annual Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board of Directors currently consists of nine members, each of whom serve for a one-year term or until a successor has been elected and qualified.

If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, the proxy holder will vote the proxies received by it for the director nominees named below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee designated by our Board of Directors to fill the vacancy. We do not expect that any of the nominees will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each director nominee as of April 13, 2022 is set forth below. This information is based on data furnished to us by the directors. There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer. The business address for each nominee for matters regarding our Company is ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Name	Age	Position with Tenax Therapeutics, Inc.	Director Since
June Almenoff, MD, PhD	65	Director	February 2021
Steven Boyd	41	Director	July 2020
Michael Davidson, MD	65	Director	February 2021
Declan Doogan, MD	70	Director	February 2021
Christopher T. Giordano	48	President and Chief Executive Officer and Director	July 2021
Robyn M. Hunter	60	Director	January 2022
Keith Maher, MD	54	Director	July 2020
Gerald T. Proehl	63	Chair	April 2014
Stuart Rich, MD	72	Chief Medical Officer and Director	February 2021

June Almenoff, MD, PhD, has served as a director since February 2021. Dr. Almenoff is currently the Chief Medical Officer at RedHill Biopharma Inc. (NASDAQ: RDHL), a specialty biopharmaceutical company, primarily focused on gastrointestinal and infectious diseases, where she serves on the commercial executive team. From March 2010 to October 2014, Dr. Almenoff served as President and Chief Medical Officer and a member of the board of directors of Furiex Pharmaceuticals, Inc. (previously NASDAQ: FURX) (“Furiex”), a drug development collaboration company that was acquired by Actavis plc (now AbbVie, Inc.) for $1.2 billion in July 2014. Prior to joining Furiex, Dr. Almenoff was at GlaxoSmithKline plc (NYSE: GSK) for twelve years, where she held various positions of increasing responsibility, most recently Vice President in the Clinical Safety organization. Dr. Almenoff is on the investment advisory board of the Harrington Discovery Institute, a private venture philanthropy. She serves on the board of directors of Brainstorm Therapeutics, Inc. (NASDAQ: BCLI) and Avalo Therapeutics, Inc. (NASDAQ: AVTX) and is a director-advisor of inSoma Bio, Inc. She previously served as a member of the board of directors of Tigenix NV (formerly NASDAQ: TIG), OHR Pharmaceutical Inc. (formerly NASDAQ: OHRP), Kurome Therapeutics, Inc., and as executive chair of the board of directors of RDD Pharma, Ltd. (now 9 Meters Biopharma, Inc.). Dr. Almenoff received her B.A. cum laude from Smith College and graduated with AOA honors from the M.D.-Ph.D. program at the Icahn (Mt. Sinai) School of Medicine. She completed post-graduate medical training at Stanford University Medical Center and served on the faculty of Duke University School of Medicine. She is an adjunct Professor at Duke, a Fellow of the American College of Physicians and has authored over 60 publications.

Our Board of Directors believes that Dr. Almenoff’s medical background and experience in drug development, commercial strategy, executive level leadership as well as her board experience on both public and private companies qualify her to serve on our Board.

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Steven Boyd has served as a director since July 2020. He has served as the Managing Member and Chief Investment Officer of Armistice Capital, a long-short equity hedge fund focused on the health care and consumer sectors, since 2012. From 2005 to 2012, Mr. Boyd served in research analyst roles at Senator Investment Group, York Capital, and SAB Capital Management, where he focused on healthcare. Mr. Boyd began his career at McKinsey & Company. Mr. Boyd currently serves as a member of the board of directors of Avalo Therapeutics, Inc. (NASDAQ: AVTX). Mr. Boyd previously served as a member of the boards of directors of Aytu BioScience, Inc. (NASDAQ: AYTU), Vaxart, Inc. (NASDAQ: VXRT), Kiora Pharmaceuticals Inc. (NASDAQ: KPRX) (formerly Eyegate Pharmaceuticals, Inc.) and Tetraphase Pharmaceuticals Inc. (formerly NASDAQ: TTPH). Mr. Boyd received a B.A. in Economics and a B.A. in Political Science from The Wharton School of the University of Pennsylvania.

Our Board of Directors believes that Mr. Boyd’s experience in capital markets and strategic transactions, and his focus on the healthcare industry makes him a valuable member of our Board.

Michael Davidson, MD has served as a director since February 2021. Since August 2020, Dr. Davidson has served as the Chief Executive Officer of New Amsterdam Pharma B.V., a clinical stage company focused on the treatment of cardio-metabolic diseases. Since April 2007, Dr. Davidson has also served as Clinical Professor and Director of the Lipid Clinic at the University of Chicago Pritzker School of Medicine. From January 2016 to July 2020, Dr. Davidson was the Founder and Chief Scientific Officer and a director of Corvidia Therapeutics, a company focused on the development of transformational therapies for cardio-renal diseases, which was acquired by Novo-Nordisk for up to $2.1 billion in June 2020. Prior to that, from November 2009 to January 2016, Dr. Davidson was the co-founding Chief Medical Officer of Omthera Pharmaceuticals, Inc., a specialty pharmaceuticals company focusing its efforts on the clinical development of new therapies for dyslipidemia, which was acquired by AstraZeneca plc in 2013 for $443 million. Earlier in his career, he founded the Chicago Center for Clinical Research, which became the largest investigator site in the United States and was acquired by PPD, Inc. in 1996. He currently serves as a member of the board of directors of Caladrius Biosciences, Inc. (NASDAQ: CLBS), Silence Therapeutics PLC (NASDAQ: SLN), Sonogene LLC, Jocasta Neuroscience, Inc. and Trofi Nutritionals, Inc. His research background encompasses both pharmaceutical and nutritional clinical trials including extensive research on statins, novel lipid-lowering drugs, and omega-3 fatty acids. Dr. Davidson is board-certified in internal medicine, cardiology, and clinical lipidology and served as President of the National Lipid Association from 2010 to 2011. He received his B.A./M.S. from Northwestern University and M.D. from The Ohio State University School of Medicine

Our Board of Directors believes that Dr. Davidson’s medical background and extensive experience in clinical development, as well as his extensive experience as an executive of several biotechnology companies, qualify him to serve on our Board.

Declan Doogan, MD has served as a director since February 2021. Since November 2019, Dr. Doogan has served as co-founder and Chief Medical Officer of Juvenescence Ltd., a life sciences company developing therapies to modify aging and increase healthy human lifespan. From June 2013 to May 2019, Dr. Doogan served as Chief Executive Officer of Portage Biotech, Inc. (NASDAQ:PRTG), a clinical-stage immuno-oncology company, where he currently remains a director. From 2007 to 2012, Dr. Doogan held various executive roles at Amarin Corporation (NADSAQ: AMRN), a pharmaceutical company focused on cardiovascular disease management, including Head of Research and Development, Interim Chief Executive Officer, and Chief Medical Officer. Prior to that, from 1982 to 2007, he held a number of executive positions in the U.S., the U.K. and Japan at Pfizer, Inc., a multinational pharmaceutical and biotechnology corporation, and was most recently the Senior Vice President and Head of Worldwide Development. Beyond his executive career, Dr. Doogan is an investor in emerging biotechnology companies, and is a partner at Mediqventures Ltd., a biotech merchant bank and investment firm. In addition to Portage Biotech, Inc., Dr. Doogan currently serves as a member of the board of directors of Intensity Therapeutics, Inc. (NASDAQ: INTS), Apterna Ltd. and Causeway Therapeutics Ltd. Dr. Doogan previously served as chairman of the board of directors of Biohaven Pharmaceuticals (NYSE:BHVN) and a member of the boards of directors of Sosei Group Corporation (TSE: 4565), Kleo Pharmaceuticals, Inc. and Celleron Therapeutics Ltd. Dr. Doogan has also held professorships at Harvard School of Public Health, Glasgow University Medical School and Kitasato University (Tokyo). He received his medical degree from Glasgow University. He is a Fellow of the Royal College of Physicians and the Faculty Pharmaceutical Medicine and holds a Doctorate of Science at the University of Kent in the UK.

Our Board of Directors believes that Dr. Doogan’s 30 years of experience in the global pharmaceutical industry in both major pharmaceutical and biotechnology companies, in addition to his medical background, experience in clinical development and extensive board experience on both public and privately held life sciences companies, qualify him to serve on our Board.

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Christopher T. Giordano joined the Company as our Chief Executive Officer and a member of our Board of Directors in July 2021 and became President and Chief Executive Officer in October 2021. From March 2018 to July 2021, he served as President of IQVIA Biotech LLC and IQVIA MedTech Inc., a provider of integrated clinical and commercial solutions to medical device and small biotech companies, where he led an executive team that managed a clinical trial portfolio that grew from 250 to 400 active projects during his three years of leadership. Prior to that role, from August 2008 to March 2018, Mr. Giordano held roles of increasing responsibility at Quintiles Transnational Holdings Inc., a provider of pharmaceutical outsourcing services (acquired by IMS Health Holdings, Inc. in October 2016 to become IQVIA Holdings Inc.), and was most recently Global Vice President of the cardiovascular, renal, and metabolic group. From January 2001 to July 2008, Mr. Giordano served in various sales and operational roles at PPD, Inc., a global clinical research organization. Mr. Giordano holds a B.A. (summa cum laude) in English from the University of San Diego and a M.A. in English from the University of North Carolina at Chapel Hill.

Our Board of Directors believes that Mr. Giordano’s 20 years of experience in the clinical research industry and extensive experience with bringing pharmaceutical products to market qualify him to serve on our Board.

Robyn M. Hunter has served as a director since January 2022. She has served as the Chief Financial Officer of Fortress Biotech, Inc. (NASDAQ: FBIO) ("Fortress Biotech") since June 2017, and from August 2011 to June 2017, she served as the Vice President and Corporate Controller of Fortress Biotech. From January 2006 to May 2011, Ms. Hunter served as Senior Vice President and Chief Financial Officer of Schochet Associates, Inc. From August 2004 to January 2006, Ms. Hunter served as the Corporate Controller for Indevus Pharmaceuticals, Inc. From 1990 to 2004, Ms. Hunter held several positions from Accounting Manager to Vice President and Treasurer of The Stackpole Corporation. Ms. Hunter holds a B.A. in Economics from Union College in Schenectady, New York.

Our Board of Directors believes that Ms. Hunter’s general business experience and finance expertise and practice in the pharmaceutical industry, developed through her leadership at other companies, qualifies her to serve on our Board.

Keith Maher, MD has served as a director since July 2020. Dr. Maher has served as a Managing Director at Armistice Capital, a long-short equity hedge fund focused on the health care and consumer sectors, since August 2019. From January 2018 to August 2019, Dr. Maher founded and was Managing Member of Repertoire Capital Partners, LP. From June 2013 through January 2018, Dr. Maher served as the North American healthcare analyst for Schroder Investment Management Ltd. From 2007 to 2013, Dr. Maher held senior roles at Omega Advisors, Inc. and Gracie Capital L.P. Prior to that, he founded Valesco Healthcare Partners, a global healthcare fund, in partnership with Paramount Bio Capital. Earlier in his career, Dr. Maher worked as a Managing Director at Weiss, Peck & Greer Investments Inc., which he joined from Lehman Brothers, where he was an equity research analyst covering medical device and technology companies. Dr. Maher currently serves as a member of the board of directors of Avalo Therapeutics, Inc. (NASDAQ: AVTX). He previously served as a member of the boards of directors of Vaxart, Inc. (NASDAQ: VXRT), Tetraphase Pharmaceuticals, Inc. (formerly NASDAQ: TTPH), and Kiora Pharmaceuticals Inc. (NASDAQ: KPRX). Dr. Maher received his M.D. from Albany Medical College and completed his clinical training at the Mount Sinai Medical Center in the Department of Medicine. Dr. Maher holds an M.B.A. from Northwestern University’s Kellogg Graduate School of Management as well as a B.A. from Boston University.

Our Board of Directors believes that Dr. Maher’s medical background combined with his experience in investment management qualify him to serve on our Board.

Gerald T. Proehl has served as a director since April 2014. Since June 2015, Mr. Proehl has served as Founder, President, Chief Executive Officer and Chair of the board of directors of Dermata Therapeutics, Inc., a biotechnology company (NASDAQ: DRMA). In January 1999, Mr. Proehl co-founded Santarus, Inc., a specialty biopharmaceutical company, and through January 2014, until its sale to Salix Pharmaceuticals, Ltd. for $2.6 billion, he held various leadership roles, including as President, Chief Executive Officer and a director. Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel (HMR) for 14 years where he served in various capacities, including Vice President of Global Marketing. During his career at HMR he worked across numerous therapeutic areas, including central nervous system, cardiovascular, and gastrointestinal. In addition to Dermata Therapeutics, Mr. Proehl serves on the board of directors of Kinetek Sports, Inc. Mr. Proehl previously served on the boards of Sophiris Bio Inc. (formerly OTCQB: SPHS), Ritter Pharmaceuticals, Inc. (formerly NASDAQ: RTTR), and Auspex Pharmaceuticals, Inc. (formerly NASDAQ: ASPX). Mr. Proehl holds a B.S. in education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst University.

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Our Board of Directors believes that Mr. Proehl’s general business and commercial experience in the pharmaceutical industry, as well as his strong background in business operations developed through his leadership at other companies, qualify him to serve on our Board.

Stuart Rich, MD has served as our Chief Medical Officer since January 2021 and a director since February 2021. He is a standing member of the Cardiovascular and Renal Advisory Committee of the U.S. Food and Drug Administration. Dr. Rich joined the Company from PHPrecisionMed Inc. (PHPM), where he was a co-founder and held the positions of Chief Executive Officer and Director from October 2018 until PHPM’s merger with the Company in January 2021. Beginning July 2015, Dr. Rich has served as Professor of Medicine (and since 2021, Professor Emeritus) at Northwestern University Feinberg School of Medicine and as Director of the Pulmonary Vascular Disease Program at the Bluhm Cardiovascular Institute, a U.K. based charity, and since January 2011, he has also served as Director of the Cardiovascular Medical and Research Foundation, a U.S. based charity. Prior to Northwestern University, Dr. Rich was Professor of Medicine at the Section of Cardiology of the University of Chicago Pritzker School of Medicine from September 2004 to July 2015. Dr. Rich also served as the Chief Medical Officer (part-time) of United Therapeutics from October 2003 until December 2004. He was Professor of Medicine at the Rush Heart Institute of the Rush University School of Medicine from July 1996 to September 2004 and Professor of Medicine and Chief of the Section of Cardiology at the University of Illinois College of Medicine in Chicago from July 1980 to July 1996. Dr. Rich received his B.S. in Biology at the University of Illinois and his M.D. at Loyola University Stritch School of Medicine, and he completed his residency in medicine at the Washington University of St. Louis and his fellowship in cardiology at the University of Chicago.

Our Board of Directors believes that Dr. Rich’s extensive medical background in the field of pulmonary hypertension and experience as a consultant and standing member of the Cardiovascular and Renal Advisory Committee of the U.S. Food and Drug Administration qualify him to serve on our Board.

Required Vote

Provided there is a quorum for the Annual Meeting, the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as directors. Votes withheld will have no legal effect on the election of directors. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this Proposal 1.

Our Board of Directors unanimously recommends that stockholders vote

FOR all the director nominees listed above.

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PROPOSAL 2:

APPROVAL OF REVERSE STOCK SPLIT

The Board of Directors deems it advisable and in the best interest of the Company that the Board be granted the discretionary authority to amend the Company’s certificate of incorporation, as amended (the “Charter”), to affect a reverse stock split of the Company’s issued and outstanding common stock as described below (the “Reverse Stock Split Amendment”). The form of Reverse Stock Split Amendment to be filed with the Delaware Secretary of State is set forth in Annex A.

Approval of the proposal would permit (but not require) our Board of Directors to affect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-three (1:3) and not more than one-for-twenty (1:20) (a “Reverse Stock Split”), with the exact ratio to be set at a number within this range as determined by our Board in its sole discretion, provided that the Company effects a Reverse Stock Split no later than one year following the approval of this proposal by stockholders. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement a Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if a stock split is implemented by our Board, it may consider a variety of factors.

Our Board of Directors reserves the right to elect to abandon a Reverse Stock Split, including the proposed reverse stock split ratio, if it determines, in its sole discretion, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for a Reverse Stock Split determined by our Board of Directors, no less than three (3) and no more than twenty (20) shares of outstanding common stock, as determined by our Board, will be combined into one share of common stock. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number.

Reasons for a Reverse Stock Split; Potential Consequences of a Reverse Stock Split

The Company’s primary reasons for approving and recommending a Reverse Stock Split are to increase the per-share price and bid price of our common stock to help the Company regain compliance with the continued listing requirements of Nasdaq Listing Rules.

On February 17, 2022, we received a letter from the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the previous 30 consecutive business days the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing

Rule 5550(a)(2) (the “Bid Price Rule”). The Nasdaq letter had no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a compliance period of 180 calendar days, or until August 16, 2022, to regain compliance with the Bid Price Rule. If at any time before August 16, 2022, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with a written confirmation of compliance with the Bid Price Rule.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of our common stock. Although the intent of a Reverse Stock Split is to increase the price of our common stock, there can be no assurance that, even if a Reverse Stock Split is affected, the bid price of the Company’s common stock will be sufficient for the Company to regain compliance with the Bid Price Rule.

In addition, the Company believes a Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of its common stock may prevent or deter certain institutional investors, professional investors and other members of the investing public from purchasing stock. The Company believes that a Reverse Stock Split will make its common stock a more attractive and cost-effective investment for many investors, which in turn would enhance the liquidity of the holders of common stock.

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There can be no assurance that a Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following a Reverse Stock Split, that as a result of a Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq, or that the market price of our common stock will not decrease in the future.

Procedure for Implementing a Reverse Stock Split

A Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Split Effective Time”) of a Reverse Stock Split Amendment with the Delaware Secretary of State. The form of the Reverse Stock Split Amendment is attached hereto as Annex A. The exact timing of the filing of a Reverse Stock Split Amendment and the ratio of a Reverse Stock Split (within the approved range) will be determined by our Board of Directors based on its evaluation as to when such action, and at what ratio, will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with a Reverse Stock Split if, at any time prior to filing a Reverse Stock Split Amendment, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with a Reverse Stock Split. If a Reverse Stock Split Amendment has not been filed with the Delaware Secretary of State by the date that is one year following the approval of this Proposal 2 by our stockholders, our Board will abandon a Reverse Stock Split.

Principal Effects of a Reverse Stock Split

A Reverse Stock Split will be affected simultaneously for all outstanding shares of Company common stock. A Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that a Reverse Stock Split results in any stockholders owning a fractional share. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. Common stock issued pursuant to a Reverse Stock Split will remain fully paid and nonassessable. A Reverse Stock Split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As of the Split Effective Time, the Company will adjust and proportionately decrease the number of shares of common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire shares of common stock. In addition, as of the Split Effective Time, the Company will adjust and proportionately decrease the total number of shares of common stock that may be the subject of the future grants under stock option plans.

As an example, the following table illustrates the effects of a one-for-three (1:3) and a one-for-twenty (1:20)] reverse stock split (without giving effect to the treatment of fractional shares) as of March 31, 2022:

Authorized Shares of Common Stock

A Reverse Stock Split will not change the number of authorized shares or the par value of the Company’s common stock under the Charter. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our Charter, our authorized capital stock consists of 400,000,000 shares of common stock.

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Subject to limitations imposed by Nasdaq Listing Rules, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Split Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her, their, or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her, their, or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled to as a result of a Reverse Stock Split, subject to the treatment of fractional shares. Until surrendered, we will deem outstanding Old Certificates held by stockholders to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of a Reverse Stock Split, we will treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to affect a Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES(S) UNTIL REQUESTED TO DO SO.

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Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a Reverse Stock Split, and we do not intend to voluntarily provide our stockholders with such rights.

Potential Anti-Takeover Effect

Even though a Reverse Stock Split would result in an increased proportion of unissued authorized shares to be issued, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to affect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of our Company with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Fractional Shares

Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. The ownership of a fractional share interest following a Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the number of shares rounded up to the next whole number.

Effect of a Reverse Stock Split on Equity Incentive Plans, Options, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants and convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following a Reverse Stock Split as was the case immediately preceding a Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

A Reverse Stock Split Amendment will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, as of the Split Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to a Reverse Stock Split. Reported per-share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of a Reverse Stock Split to holders of our common stock. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a “U.S. holder”, which means a beneficial owner of our common stock that is (i) a citizen or individual resident of the United States, (ii) an entity taxable as a corporation for U.S. tax purposes and organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

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This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to stockholders that (i) may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market, and dealers in securities or currencies, (ii) hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) do not hold our common stock as a “capital asset” (generally, property held for investment). In addition, this summary does not consider the effects of any federal, state, local, foreign, or other tax laws other than the U.S. federal income tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Entities or arrangements treated as a partnership for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences to them and their owners of a Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings, and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of a Reverse Stock Split. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the Reverse Stock Split to any U.S. holder may vary depending upon such holder’s particular facts and circumstances.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF A REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

A Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Thus, a stockholder generally will not recognize gain or loss on an exchange of common shares for common shares in a Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares of common stock as described below. The aggregate tax basis of the shares received in the Reverse Stock Split will equal the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefore (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a distribution or as to which a U.S. holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the U.S. holder’s holding period for the post-Reverse Stock Split shares of common stock should include the holding period of pre-Reverse Stock Split shares of common stock surrendered. U.S. holders of shares of common stock should consult their tax advisors regarding the applicable rules for allocating the tax basis and holding period of the surrendered pre-Reverse Stock Split shares of common stock to the post-Reverse Stock Split shares of common stock received in the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

No gain or loss will be recognized by the Company as a result of a Reverse Stock Split.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain. A U.S. holder that receives a whole share of common stock in the Reverse Stock Split in lieu of a fractional share of common stock might recognize income, which may be characterized either as capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits (if we have any) are attributable to the rounded share. Any such taxable income would be in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share (including the holding period of a post-Reverse Stock Split share of common stock received in exchange for a fractional pre-Reverse Stock Split share of common stock).

Vote Required

Provided there is a quorum for the Annual Meeting, approval of the Reverse Stock Split Amendment requires the affirmative vote of a majority of the shares outstanding and entitled to vote on Proposal 2 as of the Record Date. Because the affirmative vote of at least a majority of the shares outstanding is required to approve this Proposal 2, abstentions will have the same effect as a vote against Proposal 2. Under applicable stock exchange rules, brokers are permitted to vote shares held for a customer on “routine” matters, such as this Proposal 2, without specific instructions from the customer. Therefore, we do not expect any broker non-votes on this Proposal 2.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Reverse Stock Split Amendment.

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PROPOSAL 3:

APPROVAL OF THE TENAX THERAPEUTICS, INC.
2022 STOCK INCENTIVE PLAN

On April 8, 2022, our Board of Directors adopted the Tenax Therapeutics, Inc. 2022 Stock Incentive Plan, or the 2022 Plan, subject to stockholder approval. Pursuant to the 2022 Plan, we may grant shares of our common stock as long-term equity incentives in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or other stock awards to employees, consultants, and directors of our Company, or collectively, participants. We believe that the effective use of long-term equity incentives is essential to attract, motivate, and retain employees of our Company, to further align participants’ interests with those of our stockholders, and to provide participants incentive compensation opportunities that are competitive with those offered by other companies in the same industry and locations as ours.

If approved at the Annual Meeting, our 2022 Plan will supersede and replace the Tenax Therapeutics, Inc. 2016 Stock Incentive Plan, as amended (the “2016 Plan”) and no new awards will be granted under the 2016 Plan thereafter. Any awards outstanding under the 2016 Plan on the date of approval of the 2022 Plan will remain subject to the 2016 Plan. Upon approval of our 2022 Plan, all shares of common stock remaining authorized and available for issuance under the 2016 Plan and any shares subject to outstanding awards under the 2016 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under our 2022 Plan.

In this Proposal 3, we are asking our stockholders to approve the 2022 Plan. The full text of the 2022 Plan is attached as Annex B to this Proxy Statement.

As of April 13, 2022, approximately nine employees, 20 consultants and seven non-employee directors would be eligible to participate in the 2022 Plan. The closing price of our Company’s common stock on the Nasdaq Capital Market on April 13, 2022 was $0.759.

Required Vote

Provided there is a quorum for the Annual Meeting, approval of the 2022 Plan requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR the 2022 Plan.

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Summary of the 2022 Plan

Following is a summary of the principal features of the 2022 Plan, which assumes this Proposal 3 is approved by the Company’s stockholders.

Principal Features of the 2022 Plan	Description

Share Reserve:

1,100,000 shares of our Company’s common stock, plus (i) the number of shares of common stock remaining available for grant under the 2016 Plan and (ii) the number of shares of common stock underlying any award granted under the 2016 Plan that expires, terminates, or is canceled or forfeited without such shares of common stock having been issued.

	•	The reserved shares will be reduced (i) by one share for each share granted pursuant to awards awarded under the 2022 Plan, and (ii) to the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, our Company will be deemed to have issued the number of shares of common stock which it was entitled to issue upon such exercise.

Award Types:	•	Incentive and nonstatutory stock options

	•	Stock appreciation rights (“SARs”)

	•	Restricted stock awards

	•	Restricted stock unit awards (“RSUs”)

	•	Dividend equivalent rights

Vesting:	Determined by our Board of Directors or a committee designated by our Board.

Repricing:	Repricing of outstanding stock awards is not permitted without the approval of our Company’s stockholders, except for certain proportionate capitalization adjustments as set forth in the 2022 Plan.

Termination Date:	April 8, 2032

Administration

The 2022 Plan will be administered by our Board of Directors, or a committee designated by our Board. With respect to grants of awards to our officers or directors, the 2022 Plan will be administered by our Board or a designated committee in a manner that permits such grants and related transactions to be exempt from Section 16(b) of the Exchange Act. The plan administrator will have the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules, or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards, and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2022 Plan.

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Available Shares

Subject to adjustment upon certain corporate transactions or events, the maximum aggregate number of shares of common stock which may be issued pursuant to all awards is the sum of (i) 1,100,000 shares of common stock, (ii) the number of shares of common stock remaining available for grant under the 2016 Plan as of the effective date of the 2022 Plan, and (iii) the number of shares of common stock underlying any award granted under the 2016 Plan that expires, terminates, or is canceled or forfeited under the terms of the 2016 Plan without such shares of common stock having been issued. Any shares covered by an award that is forfeited, canceled, or expires will be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2022 Plan. Shares that actually have been issued under the 2022 Plan pursuant to an award will not be returned to the 2022 Plan and will not become available for future issuance under the 2022 Plan, other than unvested shares that are forfeited or repurchased by our Company. In the event any option or other award granted under the 2022 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2022 Plan. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of a SAR, then we will be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock which were otherwise issuable upon such exercise. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options will not be available for awards under the 2022 Plan.

Dividends

No dividend or dividend equivalent will be paid on any unvested award, although the plan administrator may provide in an award agreement that dividends with respect to unvested portions of awards may accrue and be paid when and if the awards vest and shares are actually issued to the participant.

Eligibility and Types of Awards

The 2022 Plan will permit us to grant stock awards, including stock options, SARs, restricted stock, RSUs, and dividend equivalent rights to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Code, or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator will determine the exercise price for a stock option, within the terms and conditions of the 2022 Plan provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of certain incentive stock options, as described below). Options granted under the 2022 Plan will become exercisable at the rate specified by the plan administrator.

The plan administrator will determine the term of the stock options granted under the 2022 Plan up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options will terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash or check, (ii) a broker-assisted cashless exercise, (iii) the tender of common stock previously owned by the optionholder, (iv) a net exercise of the option, (v) past or future services rendered, and (vi) any combination of the foregoing methods of payment.

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Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock (or any of our affiliates) may not be an incentive stock option unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

SARs may be granted under the 2022 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator will determine both the number of shares of common stock related to each SAR and the exercise price for a SAR, within the terms and conditions of the 2022 Plan, provided that the exercise price of a SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of a SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator will determine whether to deliver cash in lieu of shares of common stock upon the exercise of a SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of a SAR is determined by dividing (i) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of a SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2022 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.

Restricted Stock Units

An RSU is a right to receive stock, cash equal to the value of a share of stock, or other securities, or a combination of these three elements, at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to us.

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Dividend Equivalent Rights

Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.

Performance-Based Compensation

The 2022 Plan establishes procedures for our Company to grant performance-based awards, meaning awards structured so that they will vest only upon the achievement of performance criteria established by the plan administrator for a specified performance period. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. The plan administrator will have the discretion to adjust the minimum level of achievement required for achievement of performance awards if the plan administrator determines that a change in our business, operations, corporate structure or capital structure, the manner in which we conduct our business, or other events or circumstances render the performance objectives unsuitable. The plan administrator will also have the discretion to adjust the performance objectives for other material events not originally contemplated when the performance objectives were established, such as extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or other unusual items.

The business measures that may be used to establish the performance criteria may include one of, or combination of, the following:

•	Net earnings or net income (before or after taxes);
•	Earnings per share;
•	Net sales growth;
•	Net operating profit;
•	Return measures (including, but not limited to, return on assets, capital, equity, or sales);
•	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
•	Cash flow per share;
•	Earnings before or after taxes, interest, depreciation, and/or amortization;
•	Gross or operating margins;
•	Productivity ratios;
•	Share price (including, but not limited to, growth measures and total stockholder return);
•	Expense targets or ratios;
•	Charge-off levels;
•	Improvement in or attainment of revenue levels;
•	Margins;
•	Operating efficiency;
•	Operating expenses;
•	Economic value added;
•	Improvement in or attainment of expense levels;
•	Improvement in or attainment of working capital levels;
•	Debt reduction;
•	Capital targets;
•	Consummation of acquisitions, dispositions, projects, or other specific events or transactions; or
•	Other significant operational or business milestones.

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Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2022 Plan will terminate unless they are assumed in connection with the corporate transaction.

The plan administrator has the authority to determine, before or at the time of any corporate transaction, the impact that the corporate transaction will have on outstanding awards under the 2022 Plan. For example, the plan administrator may determine that (i) awards will vest and become exercisable, or that other restrictions on such awards will lapse, (ii) awards will be assumed by the surviving corporation in the corporate transaction or replaced with awards that have substantially equivalent terms, (iii) participants will receive a payment in satisfaction of outstanding awards, and (iv) in the case of options and SARs, participants will receive a payment in an amount equal to the amount, if any, by which the fair market value of the shares subject to award exceeds the exercise price. The plan administrator is not required to treat all awards in the same way.

Amendment and Termination

Our Board of Directors generally may amend, suspend, or terminate the 2022 Plan. However, it may not amend the 2022 Plan without stockholder approval for certain actions, such as an increase in the number of shares reserved under the 2022 Plan, modifications to the provisions of the 2022 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2022 Plan regarding the exercise prices at which shares may be offered pursuant to options, extension of the expiration date of the 2022 Plan, and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

Tax Withholding

The plan administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment, (ii) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (iii) delivering to our Company already-owned shares of common stock, (iv) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (v) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (vi) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2022 Plan.

Summary of Federal Income Tax Consequences of the 2022 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2022 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2022 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

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Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

If a participant disposes of underlying shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (i) sales of the shares in a disqualifying disposition, (ii) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (iii) tax credits that may be available to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (i) the exercise price is no less than the fair market value of the stock on the date of grant, and (ii) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights

A participant will not normally recognize taxable income upon the receipt of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).

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Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (i) the date the shares become transferable, (ii) the date the shares are no longer subject to a substantial risk of forfeiture, or (iii) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the IRS, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

Restricted Stock Units

A participant will not normally recognize taxable income upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

Our Company generally will be entitled to an income tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests, or becomes nonforfeitable, unless the award provides for a further deferral.

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Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2022 Plan will be designed to qualify for an exception from the requirements of Section 409A. Certain awards under the 2022 Plan, however, may be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A will generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2022 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.

Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Impact of Section 162(m) on Tax Deductibility of Awards Under the 2022 Plan

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after December 31, 2016. Compensation attributable to awards under the 2022 Plan either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Plan category
Equity compensation plans approved by security holders:
2016 Stock Incentive Plan, as amended	663,250	$1.90	819,750
Amended and Restated 1999 Amended Stock Plan, as amended	36,317	$42.26	-

Equity compensation plans not approved by security holders:
Plan for Employee Inducement Stock Option Grants	600,000	$1.89	-
Total	1,299,567	$3.02	819,750

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PROPOSAL 4:

ADVISORY (NONBINDING) VOTE ON

NAMED EXECUTIVE OFFICER COMPENSATION

Our Board of Directors recognizes the interest our stockholders have expressed in how we compensate our named executive officers. In accordance with our Board’s recommendation, our stockholders previously endorsed holding a nonbinding stockholder advisory (“Say-on-Pay”) vote on the compensation of our named executive officers every two years. The next such Say-on-Pay vote will take place in 2024. The Say-on-Pay proposal is designed to give our stockholders the opportunity to endorse or not endorse our Company’s executive compensation program through the following resolution:

“Resolved, that the stockholders approve, on an advisory (nonbinding) basis, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Executive Compensation section, the Summary Compensation Table for fiscal year 2021, and other related tables and disclosures)”.

When you cast your vote, we urge you to consider the description of our executive compensation program contained in the Executive Compensation section in this Proxy Statement and the accompanying tables and narrative disclosures.

Required Vote

Provided there is a quorum for the Annual Meeting, approval of the advisory (nonbinding) resolution on the compensation of our named executive officers requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of this Proposal 4.

Because your vote is advisory, it will not be binding upon our Board of Directors, overrule any decision by our Board, or create or imply any additional fiduciary duties on our Board or any member of our Board. However, our Board and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Say-on-Pay Proposal.

.

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PROPOSAL 5:

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee has selected Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2022 and recommends that stockholders vote for the ratification of such appointment. Cherry Bekaert LLP has served as our independent auditor since January 2009. Cherry Bekaert LLP has advised us that it does not have, and has not had, any direct or indirect financial interest in the Company that impairs its independence under SEC rules. Notwithstanding the selection, the Audit and Compliance Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in our Company’s best interests and the best interests of our stockholders. In the event of a negative vote on ratification, the Audit and Compliance Committee will reconsider, but might not change, its selection.

Representatives of Cherry Bekaert LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Required Vote

Provided there is a quorum for the Annual Meeting, ratification of the selection of Cheery Bekaert LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and we do not expect broker non-votes on this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2022.

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CORPORATE GOVERNANCE MATTERS

Information about our Board

Our Board of Directors is currently comprised of nine members consisting of Gerald Proehl, our Chairman, June Almenoff, Steven Boyd, Michael Davidson, Declan Doogan, Christopher Giordano, Robyn Hunter, Keith Maher, and Stuart Rich. Each director will be elected for a term of one year and will serve until a successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office (as provided in our third amended and restated bylaws).

Board Leadership Structure

The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the Board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board.

Currently, Mr. Giordano, who has been a member of our Board of Directors since July 2021, serves as our President and Chief Executive Officer and Mr. Proehl, who has been a member of our Board since April 2014, serves as our Chairman of the Board. Based on the Board’s most recent review of our Board leadership structure, the Board has determined that this leadership structure is optimal for the Company because it allows Mr. Giordano to focus on leading our business and operations and carrying out our strategy, and Mr. Proehl, our Chairman of the Board, to focus on leading our Board’s oversight of our strategy and business.

In considering its leadership structure, the Board of Directors has taken a number of factors into account. The Board, which consists of highly qualified and experienced directors, a majority of whom are independent, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that all of the Board’s three standing committees—Audit and Compliance, Compensation, and Corporate Governance and Nominating—are composed entirely of independent directors. A number of Board and committee processes and procedures, including regular executive sessions of directors, periodic executive sessions of the independent directors, and annual evaluations of our Chief Executive Officer’s performance against pre-determined goals, provide substantial independent oversight of our Chief Executive Officer’s performance. The Board believes that these factors provide the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Director Independence

In accordance with the applicable Nasdaq Listing Rules, our Board of Directors must consist of a majority of “independent directors”, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of our Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that directors Drs. Almenoff, Davidson, Doogan, and Maher, Messrs. Boyd and Proehl and Ms. Hunter are independent directors in accordance with applicable Nasdaq Listing Rules. In making these determinations, the Board reviewed the information provided by the director nominees with regard to each individual’s business and personal activities as they may relate to us and our management.

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Family Relationships

There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer of our Company.

Procedures for Director Nominations

Pursuant to its charter, the Corporate Governance and Nominating Committee is responsible for identifying from a wide field of candidates, including women and minority candidates, and recommending to the Board of Directors, select qualified candidates for membership on the Board. In evaluating the suitability of individual director candidates, the Corporate Governance and Nominating Committee takes into account such factors as it considers appropriate, which may include (i) ensuring that the Board, as a whole, is diverse as to race, gender, culture, thought and geography, such that the Board reflects a range of viewpoints, backgrounds, skills, experience and expertise, and consists of individuals with relevant technical skills, industry knowledge and experience, financial expertise and local or community ties; (ii) minimum individual qualifications, including strength of character, mature judgment, relevant career experience, independence of thought and an ability to work collegially; (iii) questions of independence, possible conflicts of interest and whether a candidate has special interests or a specific agenda that would impair his or her ability to effectively represent the interests of all stockholders; (iv) the extent to which the candidate would fill a present need on the Board; and (v) whether the candidate can make sufficient time available to perform the duties of a director. The Corporate Governance and Nominating Committee implements and assesses the effectiveness of these factors and the Board’s commitment to diversity by considering these factors in our assessment of potential director nominees and the overall make-up of our Board. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee will consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Corporate Governance and Nominating Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Corporate Governance and Nominating Committee conducts appropriate inquiries into the backgrounds and qualifications of possible nominees and investigates and reviews each proposed nominee’s qualifications for service on the Board. The Corporate Governance and Nominating Committee may engage outside search firms to assist in identifying or evaluating potential nominees.

The Corporate Governance and Nominating Committee will consider candidates recommended by stockholders. It is the policy of the Corporate Governance and Nominating Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Corporate Governance and Nominating Committee for election at our 2023 annual meeting is described under “Other Matters—Stockholder Proposals.”

Attendance at Meetings

The Board of Directors met fifteen times during 2021, and each of our directors attended at least 75% of the aggregate of the total number of Board meetings held during the period each has been a director and the total number of meetings held by all committees on which each director then served. From time to time the Board also acted through written consents. We do not have a formal policy requiring director attendance at the annual meeting, although all directors are encouraged to attend the annual meeting if they are able to do so. Three directors of the Company who were members of the Board at the time attended the 2021 annual meeting.

Standing Committees

Our Board of Directors has three standing committees: the Audit and Compliance Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Copies of the charters of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees, as they may be amended from time to time, are available on our website at http://www.tenaxthera.com.

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The Board of Directors has determined that all of the members of each of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees are independent as defined under applicable Nasdaq Listing Rules. In addition, the Board has determined that Ms. Hunter, and Drs. Almenoff and Davidson meet the additional test for independence for audit committee members and Ms. Hunter, Mr. Proehl and Dr. Davidson meet the additional test for independence for compensation committee members imposed by SEC regulations and the Nasdaq Listing Rules.

The following table provides membership information of our directors on each committee of our Board of Directors as of April 13, 2022.

	Audit and Compliance Committee	Compensation Committee	Corporate Governance and Nominating Committee
June Almenoff

Michael Davidson

Declan Doogan

Robyn M. Hunter

Gerald T. Proehl

 = Committee Chair

 = Member

Audit and Compliance Committee

The Audit and Compliance Committee’s principal responsibilities include:

•	overseeing the accounting and financial reporting processes of the Company and audits of our financial statements;

•	acting on behalf of the Board of Directors in providing oversight with respect to (i) the quality and integrity of our financial statements and internal accounting and financial controls; (ii) all audit, review and attest services relating to our financial statements and internal control over financial reporting (collectively, “Audit Services”), including the appointment, compensation, retention and oversight of the work of the independent auditors engaged to provide Audit Services to us; and (iii) our compliance with legal and regulatory requirements;

•	reporting to the Board of Directors on such matters as the Audit and Compliance Committee deems necessary or appropriate to assure that the Board is informed of any significant developments within the scope of the Audit and Compliance Committee’s responsibilities that merit the attention of the Board;

•	providing the report required of the Audit and Compliance Committee by the rules of the SEC for inclusion in our annual proxy statement;

•	conducting review and oversight of any related person transactions, other than related person transactions for which the Board of Directors has delegated review to another independent body of the Board; and

•	fulfilling such other responsibilities as may be required of the Audit and Compliance Committee under applicable laws and regulations.

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The members of the Audit and Compliance Committee are currently Drs. Almenoff and Davidson and Ms. Hunter. Ms. Hunter serves as chair of the Audit and Compliance Committee. The Board of Directors has determined that Ms. Hunter qualifies as an “audit committee financial expert” as defined by applicable SEC rules. Ronald R. Blanck, James Mitchum and Chris A. Rallis also served on the Audit and Compliance Committee during the year ended December 31, 2021, and satisfied the applicable independence requirements during their respective service on the committee. The Audit and Compliance Committee met seven times during the year ended December 31, 2021.

Compensation Committee

The Compensation Committee’s primary responsibilities include:

•	engaging and evaluating any compensation consultants, independent counsel and other advisers used to assist in the evaluation of director or executive compensation, including evaluation of the advisers’ independence in advance of engagement;

•	reviewing our equity and non-equity-based compensation plans and recommending changes in such plans to the Board of Directors and stockholders as necessary or appropriate;

•	reviewing and evaluating potential candidates for executive officer positions, including the Chief Executive Officer;

•	reviewing our succession and development plans for executive officers and other members of senior management;

•	reviewing and making recommendations to the Board of Directors regarding the employment agreement terms for any executive officer;

•	providing recommendations to the Board concerning any hiring or termination actions with respect to an executive officer position;

•	annually evaluating the Chief Executive Officer’s performance and recommending to the Board of Directors the amount of any performance-based compensation and the Chief Executive Officer’s annual compensation going forward;

•	annually reviewing the performance evaluation process and compensation structure for the Company's other executive officers, with input for the Chief Executive Officer, and making recommendations to the Board of Directors to approve the annual compensation for the executive officers; and

•	preparing an annual report on executive compensation or Compensation Discussion and Analysis for inclusion in our proxy statement, as and if required by applicable laws.

The members of the Compensation Committee are currently Ms. Hunter, Dr. Davidson and Mr. Proehl. Mr. Proehl serves as chair of the Compensation Committee. James Mitchum, Gregory Pepin and Chris A. Rallis also served on the Compensation Committee during the year ended December 31, 2021, and satisfied the applicable independence requirements during their respective service on the committee. The Compensation Committee met three times during 2021.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s primary responsibilities include:

•	engaging and evaluating any search firm, independent counsel or other advisers used to assist in identifying candidates to serve as directors of the Company;

•	establishing criteria for the selection of nominees for directors and the processes for identifying and evaluating nominees for directors to serve on the Board of Directors;

•	identifying individuals qualified to become directors and recommending that the Board of Directors select the candidates for all directorships to be filled by the Board or by the stockholders;

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•	reviewing and making recommendations to the full Board of Directors whether members of the Board should stand for re-election, and consider matters relating to the retirement of members of the Board, including term limits or age limits;

•	overseeing the process for submission of director nominations recommended by stockholders according to the procedures therefor set forth in the Company's Bylaws;

•	upon the recommendation of the Compensation Committee, determining compensation arrangements for non-employee directors;

•	developing and recommending to the Board of Directors corporate governance principles for the Company; and

•	otherwise taking a leadership role in shaping the corporate governance of the Company.

The members of the Corporate Governance and Nominating Committee are currently Drs. Almenoff and Doogan and Mr. Proehl. Dr. Almenoff serves as chair of the Corporate Governance and Nominating Committee. Ronald R. Blanck and Gregory Pepin also served on the Corporate Governance and Nominating Committee during the year ended December 31, 2021, and satisfied the applicable independence requirements during their respective service on the committee. The Corporate Governance and Nominating Committee met seven times in 2021.

Board Diversity

We are committed to fostering an environment of diversity and inclusion, including among the members of our Board of Directors. Therefore, while the Board has not adopted a formal diversity policy, in considering director nominees, the Nominating and Governance Committee considers candidates who represent a mix of backgrounds and a diversity of gender, race, ethnicity, age, background, professional experience and perspectives that enhance the quality of the deliberations and decisions of our Board, in the context of both the perceived needs of the structure of our Board and the Company’s business and structure at that point in time.

Board Diversity Matrix (As of April 28, 2022)

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	-	1
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-
White	2	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+			-
Did Not Disclose Demographic Background			1

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Processes and Procedures for Executive and Director Compensation

The Compensation Committee has the authority to review and recommend to the Board of Directors the compensation of the Chief Executive Officer and all other executive officers. In making its recommendation to the Board with respect to the compensation of the Chief Executive Officer, the Compensation Committee considers, among other things, the Chief Executive Officer’s performance of established corporate goals and objectives previously approved by the Board. In making its recommendation to the Board with respect to the compensation of other executive officers, the Compensation Committee takes into account, among other things, each executive officer’s performance in light of established goals and objectives as well as the recommendations of the Chief Executive Officer. The Chief Executive Officer has no input and may not be present during voting or deliberations about his compensation. Our Compensation Committee may delegate its authority to the chair of the committee to the extent it deems necessary to finalize matters as to which the Compensation Committee has given its general approval.

The Corporate Governance and Nominating Committee has authority to determine and approve all matters pertaining to compensation of our directors. In making its determination with respect to director compensation, the Corporate Governance and Nominating Committee considers, among other things, the Compensation Committee’s recommendation, the Board’s overall level of performance, the individual director’s participation in committees, the compensation paid to other directors in similarly situated companies, and our financial growth.

The Compensation and Corporate Governance and Nominating Committees have the authority to retain compensation consultants and other outside advisors to assist in discharging their responsibilities. The recommendations of such consultants are considered in conjunction with the other considerations listed above.

In late 2020, our Compensation Committee looked to Arnosti Consulting, Inc. (“Arnosti Consulting”) to analyze our executive and compensation structure and plan designs, and to assess whether the compensation programs are competitive with the market and support the Compensation Committee’s goal to align stockholders’ interests with those of our executive officers. In late 2020, our Corporate Governance and Nominating Committee also looked to Arnosti Consulting to assess our non-employee director compensation. To ensure Arnosti Consulting’s independence, Arnosti Consulting reports directly to our Compensation Committee and Corporate Governance Nominating Committee, as applicable, and works specifically for such committees solely on compensation and benefits.

Board’s Role in Risk Oversight

We operate in a highly complex and regulated industry and are subject to a number of significant risks. The Board of Directors plays a key role with respect to our risk oversight, such as determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations. The Board is also involved in our management of risks related to our financial condition and to the development and commercialization of our product candidates.

One of the Board of Directors’ risk oversight roles is to provide guidance to management. The Board receives regular business updates from members of senior management in order to identify matters that involve operational, financial, legal, or regulatory risks.

To facilitate its oversight of the Company, the Board of Directors has delegated certain risk oversight functions to Board committees. The Audit and Compliance Committee reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, the Compensation Committee evaluates the risks presented by our compensation programs and analyzes these risks when making compensation decisions, and the Corporate Governance and Nominating Committee evaluates whether the composition of the Board is appropriate to respond to the risks that we face.

Although the Board of Directors has delegated certain functions to various committees, each of these committees regularly reports to and solicits input from the full Board regarding its activities.

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Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. A copy of this Code of Ethics is posted on our website at http://www.tenaxthera.com under Investor Relations – Corporate Governance. In the event the Code of Ethics is revised, or any waiver is granted under the Code of Ethics with respect to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, notice of such revision or waiver will be posted on our website or disclosed on a current report on Form 8-K filed with the SEC, as required.

Anti-Hedging and Anti-Pledging Policies

The Company does not current have a policy that prohibits our directors, officers and employees from engaging in hedging activity in our securities or pledging any of our securities as collateral for loans or margin accounts.

Stockholder Communications with Directors

It is the policy of the Company and the Board of Directors to encourage free and open communication between stockholders and the Board. Any stockholder wishing to communicate with the Board should send any communication to Tenax Therapeutics, Inc., Attn: Corporate Secretary, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560. Any such communication must be in writing and must state the number of shares beneficially owned by the stockholder making the communication. Our Corporate Secretary will forward such communication to the full Board or to any individual director or directors to whom the communication is directed unless the communication is frivolous, hostile, threatening, illegal, or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication. This policy is not designed to preclude other communications between the Board and stockholders on an informal basis.

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AUDIT COMMITTEE REPORT

The Audit and Compliance Committee has reviewed our audited financial statements for the year ended December 31, 2021 and has discussed these statements with management. The Audit and Compliance Committee has also discussed with Cherry Bekaert LLP, our independent registered public accounting firm during the year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit and Compliance Committee also received from Cherry Bekaert LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding Cherry Bekaert LLP’s communications with the Audit and Compliance Committee concerning independence, and discussed with Cherry Bekaert LLP its independence.

Based on the review and discussions noted above, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

The Audit and Compliance Committee is currently comprised of the following three directors: Drs. Almenoff and Davidson and Ms. Hunter. All are independent directors as defined in Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq Listing Rules and Section 10A(m)(3) of the Exchange Act. The Board of Directors has determined that Ms. Hunter is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Cherry Bekaert LLP has served as our independent auditor since January 2009.

Summary of Fees

It is our Audit and Compliance Committee’s policy and procedure to approve in advance all audit engagement fees and terms and all permitted non-audit services provided by our independent registered public accounting firm. All audit engagement fees and terms and permitted non-audit services provided by our independent registered public accounting firm as described in the above table were approved in advance by our Audit and Compliance Committee.

The aggregate fees billed for professional services by the Company's professional accounting firm in the years ending December 31, 2021 and 2020 were as follows:

	2021	2020

Audit fees(1)	$167,675	$119,950
Audit-Related Fees(2)	-	-
Tax fees(3)	12,050	8,800
All Other Fees(4)	-	-
Total fees	$179,725	$128,750

(1)

This category includes fees billed for the fiscal years shown for professional services for the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the relevant fiscal years. The increase in audit fees in 2021 relates primarily to audit procedures and consent procedures performed in connection with our merger with PHPM.

(2)

This category includes fees billed in the fiscal years shown for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.” There were no audit-related fees billed to us in 2021 and 2020.

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(3)	This category includes fees billed in the fiscal years shown for professional services for tax compliance, tax advice, and tax planning.
(4)

This category includes fees billed in the fiscal years shown for products and services provided by the principal accountant that are not reported in any other category. There were no other fees billed to us in 2021 and 2020.

THE AUDIT AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS Robyn M. Hunter (Chair) June Almenoff Michael Davidson

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EXECUTIVE COMPENSATION

The following tables and narrative discussion describe the material elements of our executive compensation program during 2021. They also provide an overview of our executive compensation philosophy, including our principal compensation policies and practices.

Our “named executive officers” for fiscal year 2021 includes the individuals who served as our principal executive officer at any time during 2021, the individuals who served as our principal financial officer at any time during 2021, and the only other person serving as an executive officer as of December 31, 2021. Our named executive officers for 2021 were:

•	Christopher T. Giordano, who began service as our Chief Executive Officer starting in July 2021 and as President and Chief Executive Officer (our “CEO”) in October 2021;
•	Eliot M. Lurier, who began service as our Interim Chief Financial Officer (our “Interim CFO”) in October 2021;
•	Stuart Rich, who began service as our Chief Medical Officer (our “CMO”) in January 2021;
•	Anthony A. DiTonno, who served as our Chief Executive Officer until July 2021 (our “former CEO”); and
•	Michael B. Jebsen, who served as our President and Chief Financial Officer (our “former CFO”) until October 2021.

2021 Summary Compensation Table

		Salary	Option Awards		Non-Equity Incentive Plan Compensation	All Other Compensation		Total
Name and Principal Position	Year	($)(1)	($)(2)		($)(3)	($)		($)
Christopher T. Giordano (4)	2021	183,413	581,471	(5)	85,938	10,091	(6)	860,913
President and Chief Executive Officer

Eliot M. Lurier (7)	2021	-	-		-	25,900	(8)	25,900
Interim Chief Financial Officer

Stuart Rich (9)	2021	287,500	402,789	(10)	115,000	13,026	(11)	818,315
Chief Medical Officer

Anthony A. DiTonno (12)	2021	262,056	215,455	(13)	119,952	462,108	(14)	1,059,571
Former Chief Executive Officer	2020	440,750	71,709	(15)	221,450	-		733,909

Michael B. Jebsen (16)	2021	321,401	105,695	(17)	149,858	403,421	(18)	980,375
Former President and Chief Financial Officer	2020	349,981	71,709	(19)	175,844	-		597,534

(1)	Reflects base salary earned during the fiscal year covered.
(2)

The amounts in these columns reflect the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation. The assumptions made in determining the fair values of our stock and option awards are set forth in Note F to our Financial Statements included in our Form 10-K for fiscal year 2021, filed with the SEC on March 29, 2022.

(3)

These payments were made based on achievement of annual goals in accordance with each of Mr. Giordano’s, Dr. Rich’s, Mr. DiTonno’s and Mr. Jebsen’s employment agreements, which are described below in the section entitled “—Employment and Other Contracts.”

(4)	Mr. Giordano began serving as our Chief Executive Officer on July 14, 2021 and assumed the additional position of President of the Company on October 29, 2021.

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(5)

During 2021, we granted an option to purchase 250,000 shares of common stock at an exercise price of $1.97 per share to Mr. Giordano. The option had a grant date value of $403,180. The option is exercisable as to one-fourth of the shares underlying the option on each of July 6, 2022, July 6, 2023, July 6, 2024, and July 6, 2025. We also granted an option to purchase 100,000 shares of common stock at an exercise price of $1.97 per share to Mr. Giordano. The option had a grant date value of $178,291. The option is exercisable upon the achievement of certain performance metrics: 50% upon initiation of a Phase 3 trial for levosimendan by June 30, 2022; and 50% upon initiation of a Phase 3 trial for imatinib by June 30, 2022.

(6)	Consists of $10,091 of health and benefit premiums for coverage of Mr. Giordano and his eligible dependents.
(7)	Mr. Lurier began serving as our Interim Chief Financial Officer on October 29, 2021.
(8)

Mr. Lurier is a consulting Interim Chief Financial Officer employed by Danforth Advisors, LLC (“Danforth”) and was contracted on a part time basis beginning in October 2021. We paid $25,900 in consulting fees to Danforth Advisors for Mr. Lurier’s services in fiscal year 2021.

(9)	Dr. Rich began serving as out Chief Medical Officer on January 15, 2021.
(10)

During 2021, we granted an option to purchase 250,000 shares of common stock at an exercise price of $1.78 per share to Dr. Rich. The option had a grant date value of $402,789. The option is exercisable in four equal installments, with 25% vesting after the start of a Phase 3 clinical trial, 25% vesting after the database lock with respect to the trial, 25% vesting after the opening of an Investigational New Drug Application with the U.S. Food and Drug Administration (“FDA”), and 25% vesting after the approval from the FDA.

(11)	Consists of Company contributions to Dr. Rich’s 401(k) plan.
(12)

Mr. DiTonno served as our Chief Executive Officer until his retirement, effective July 13, 2021. Pursuant to his separation agreement, he received severance in an amount equal to one year of his current base annual salary, and a pro-rated amount of his annual bonus that would have been received had 100% of his annual goals been achieved (less applicable taxes and withholdings), paid in a lump sum. Pursuant to his separation agreement and on the separation date, all of Mr. DiTonno’s outstanding stock options for common stock accelerated and became immediately vested.

(13)

During 2021, we granted an option to purchase 90,000 shares of common stock at an exercise price of $1.85 per share to Mr. DiTonno. The option had a grant date value of $135,893. The option award vested immediately on the date of grant. Additionally, pursuant to his separation agreement, in connection with his retirement and in order to ensure a smooth transition to the new CEO, we granted an option to purchase 50,000 shares of common stock at an exercise price of $1.97 per share to Mr. DiTonno. The option had a grant date value of $79,562. The option award vested immediately on the date of grant.

(14)

Consists of $4,611 of reimbursed COBRA premiums for coverage of Mr. DiTonno and his eligible dependents, $14,597 of health and benefit premiums for coverage of Mr. DiTonno and his eligible dependents, and $442,900 of severance, as described above in Footnote 12.

(15)

During 2020, we granted an option to purchase 75,000 shares of common stock at an exercise price of $1.18 per share to Mr. DiTonno. The option had a grant date value of $71,709. Pursuant to his separation agreement and on the separation date, all of Mr. DiTonno’s outstanding stock options for common stock accelerated and became immediately vested.

(16)

Mr. Jebsen served as our President and Chief Financial Officer until his separation from our Company, effective October 29, 2021. He continued to serve our Company in an advisory role for six months following the separation (the “Consulting Period”). Pursuant to his separation agreement, he received severance in an amount equal to one year of his current base annual salary, and a pro-rated amount of his annual bonus that would have been received had 100% of his annual goals been achieved (less applicable taxes and withholdings), paid in a lump sum.

(17)

During 2021, we granted an option to purchase 70,000 shares of common stock at an exercise price of $1.85 per share to Mr. Jebsen. The option had a grant date value of $105,695. The option is exercisable as to one-third of the shares underlying the option on each anniversary of the date of grant for three years.

(18)

Consists of $5,366 of reimbursed COBRA premiums for coverage of Mr. Jebsen and his eligible dependents, $18,991 of health and benefit premiums for coverage of Mr. Jebsen and his eligible dependents, $5,225 of payment for his advisory services at a rate of $275 per hour during the Consulting Period, $11,600 of Company contributions to Mr. Jebsen’s 401(k) plan, and $362,239 of severance, as described above in Footnote 16.

(19)

During 2020, we granted an option to purchase 75,000 shares of common stock at an exercise price of $1.18 per share to Mr. Jebsen. The option had a grant date value of $71,709. The option is exercisable as to one-third of the shares underlying the option on each anniversary of the date of grant for three years.

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Narrative to Summary Compensation Table

Elements of Compensation

During fiscal year 2021, we compensated our Named Executive Officers generally through a mix of (i) base salary, (ii) annual cash bonus based on achievement of predetermined operational goals and (iii) long-term equity compensation, in the form of options or restricted common stock.

Beginning October 2021, Mr. Lurier is a consulting Interim Chief Financial Officer employed by Danforth and is compensated on an hourly basis in accordance with his consulting agreement. See “Employment and Other Contracts – Eliot M. Lurier” for further discussion of Mr. Lurier's consulting agreement.

Annual Base Salaries

Mr. Giordano, Dr. Rich and Messrs. DiTonno and Jebsen received a base salary to compensate them for services rendered to us during fiscal year 2021. The base salary is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In fiscal year 2021, we paid an annual base salary of $183,413 to Mr. Giordano, $287,500 to Dr. Rich, $262,056 to Mr. DiTonno and $321,401 to Mr. Jebsen, which amounts were all prorated for each named executive officer’s respective period of service.

Cash Bonuses

Under each of their employment agreements, Mr. Giordano, Dr. Rich and Messrs. DiTonno and Jebsen were eligible to receive annual cash bonuses based on the achievement of annual goals. During fiscal year 2021, Mr. Giordano and Dr. Rich were eligible to receive a target cash bonus consisting of 50% and 40%, respectively, of their base salaries, based on 100% achievement of the predetermined operational goals, prorated for each of their periods of service. There is no cap on the bonuses for greater than 100% achievement of goals, and there is no pre-identified threshold amount that must be achieved to receive any cash bonus payment. Our Compensation Committee evaluated performance for fiscal year 2021 and, upon the Compensation Committee’s recommendation, the Board of Directors determined that Mr. Giordano and Dr. Rich would receive 100% of their target cash bonuses, which was prorated for each of their periods of service.

Under each of their separation agreements, Messrs. DiTonno and Jebsen were paid the prorated amount of their annual bonus that would have been received had 100% of each of their annual goals for fiscal year 2021 been achieved.

Long-Term Equity Compensation

We award stock options to our key employees, including to our non-executive employees, on an annual basis and subject to approval by (i) the Board of Directors upon the Compensation Committee’s recommendation with respect to executive officers and (ii) the Compensation Committee with respect to all other employees.

Other Elements of Compensation

Employee Benefits and Perquisites

We maintain broad based benefits that are provided to all employees, including health and dental insurance. Our executive officers are eligible to participate in all of our employee benefit plans, in each case, on the same basis as other employees.

No Tax Gross-Ups

We do not make gross-up payments to cover our Named Executive Officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

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Severance and Change-of-Control Benefits

Pursuant to employment agreements we have entered into with certain Named Executive Officers, each such officer is entitled to specified benefits in the event of the termination of his employment under specified circumstances, including termination following a change in control of the Company. We have provided more detailed information about these benefits under the caption “—Employment and Other Contracts” below.

Employment and Other Contracts

Christopher T. Giordano

We entered into an executive employment agreement with Mr. Giordano, effective July 6, 2021 (the “Giordano Employment Agreement”). Under the Giordano Employment Agreement, Mr. Giordano will receive an annual base salary of $375,000. Mr. Giordano also will receive participation in medical insurance, dental insurance, and other benefit plans on the same basis as our other officers. Under the Giordano Employment Agreement, Mr. Giordano will receive an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). The Giordano Employment Agreement also provides for the grant of the following employment inducement stock options: (i) a one-time stock option grant of 250,000 shares of common stock with four-year straight-line vesting; and (ii) a one-time stock option grant of 100,000 shares of common stock with 50% vesting upon the achievement of certain performance metrics related to our clinical trials. We also reimbursed Mr. Giordano for up to $10,000 of legal expenses related to the Giordano Employment Agreement.

The Giordano Employment Agreement is effective for a one-year term, and automatically renews for additional one-year terms, unless the Giordano Employment Agreement is terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then-current term of an intention not to renew. If Mr. Giordano is terminated without “cause”, if he terminates his employment for “good reason”, or if the Company elects not to renew the Giordano Employment Agreement, Mr. Giordano would be entitled to receive (i) one-year of base salary, (ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, and (iii) one-year of COBRA reimbursements or benefits payments, as applicable. Mr. Giordano’s entitlement to these payments is conditioned upon execution of a release of claims.

For purposes of the Giordano Employment Agreement: (i) “cause” includes (1) a willful material breach of the Giordano Employment Agreement by Mr. Giordano, (2) material misappropriation of Company property, (3) material failure to comply with our policies, (4) abuse of illegal drugs or abuse of alcohol in a manner that interferes with the performance of his duties, (5) dishonest or illegal action that is materially detrimental to the Company, (6) failure to cooperate with internal investigations or law enforcement and regulatory investigations, and (7) failure to disclose material conflicts of interest and (ii) “good reason” includes (1) a material reduction in base salary, (2) a material reduction of Mr. Giordano’s authority, duties or responsibility, (3) certain changes in geographic location of Mr. Giordano’s employment, or (4) a material breach of the Giordano Employment Agreement or other written agreement with Mr. Giordano by the Company.

Eliot M. Lurier

We entered into a consulting agreement with Danforth, dated October 14, 2021, providing for the engagement of Mr. Lurier, a consultant with Danforth, as Interim Chief Financial Officer of the Company (the “Danforth Consulting Agreement”). Pursuant to the Danforth Consulting Agreement, Mr. Lurier is responsible for the Company’s accounting and finance functions and serves as our principal financial officer and principal accounting officer. Mr. Lurier provides services to the Company under the Danforth Consulting Agreement as an independent contractor. The Danforth Consulting Agreement may be terminated by us or Danforth (i) with “Cause”, immediately upon written notice to the other party or (ii) without Cause upon 30 days prior written notice to the other party. Pursuant to the Danforth Consulting Agreement, Danforth will receive cash compensation at a rate of $400 per hour for Mr. Lurier’s services, which rate may be increased by up to 4%, effective January 1, 2023.

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For purposes of the Danforth Consulting Agreement, “Cause” is a material breach of the terms of the Danforth Consulting Agreement which, if curable, is not cured within 10 days of written notice of such default, or the commission of any act of fraud, embezzlement or deliberate disregard of a rule or policy of the Company.

Stuart Rich

We entered into an employment agreement with Dr. Rich, effective January 15, 2021 (the “Rich Employment Agreement”). Under the Rich Employment Agreement, Dr. Rich will receive an annual base salary of $300,000, and will also receive participation in medical insurance, dental insurance, and other benefit plans on the same basis as our other officers. Under the Rich Employment Agreement, Dr. Rich is eligible for an annual target cash bonus of 40% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). Pursuant to Rich Employment Agreement, Dr. Rich received as an inducement award a one-time non-statutory stock option grant of 250,000 shares of common stock. The option award will vest as follows: 25% upon initiation of a Phase 3 trial (the “Trial”); 25% upon database lock of the Trial; 25% upon acceptance for review of an Investigational New Drug Application; and 25% upon approval from the FDA. The options have a 10-year term and an exercise price of $1.78 per share.

The Rich Employment Agreement is effective for a one-year term, and automatically renews for additional one-year terms, unless terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then-current term of an intention not to renew. If Dr. Rich is terminated without “cause”, if he terminates his employment for “good reason, or if we elect not to renew the Rich Employment Agreement, Dr. Rich would be entitled to receive (i) one-year of his then current base salary, (ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, (iii) acceleration of vesting of all outstanding equity-based compensation awards held by Dr. Rich, and (iv) one-year of COBRA reimbursements or benefits payments, as applicable. Dr. Rich’s entitlement to these payments is conditioned upon execution of a release of claims.

For purposes of the Rich Employment Agreement: (i) “cause” includes (1) a willful material breach of the Rich Employment Agreement by Dr. Rich, (2) material misappropriation of Company property, (3) material failure to comply with our policies, (4) abuse of illegal drugs or abuse of alcohol in a manner that materially interferes with the performance of his duties, (5) dishonest or illegal action that is materially detrimental to the Company, and (6) failure to disclose material conflicts of interest; and (ii) “good reason” includes (1) a material reduction in base salary, (2) a material reduction of his authority, duties or responsibility, or (3) a material breach of the Rich Employment Agreement by the Company.

Anthony A. DiTonno

Effective June 1, 2018, we entered into an employment agreement with Mr. DiTonno (the “DiTonno Employment Agreement”). Under the DiTonno Employment Agreement, Mr. DiTonno was eligible to receive an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals).

On July 13, 2021, Anthony A. DiTonno retired as the Chief Executive Officer of the Company and as a member of the Company’s Board of Directors and we entered into a Separation and General Release Agreement with Mr. DiTonno, dated July 6, 2021 (the “DiTonno Separation Agreement”).

Under the DiTonno Separation Agreement, Mr. DiTonno was entitled to receive severance in an amount equal to one year of his current base annual salary, and a pro-rated amount of his annual bonus that would have been received had 100% of his annual goals been achieved (less applicable taxes and withholdings), payable in a lump sum on the 60th day following the separation date. The Company will also reimburse COBRA premiums for coverage of Mr. DiTonno and his eligible dependents for up to 18 months if Mr. DiTonno timely and properly elects continuation coverage. In connection with his retirement, and in order to ensure a smooth transition to the new CEO, Mr. DiTonno received a stock option grant for 50,000 shares of common stock. All of Mr. DiTonno’s outstanding stock options for common stock of the Company accelerated and became fully vested on the separation date and will be exercisable until the earlier of: (i) the original expiration date of each option under such option’s respective option agreement; or (ii) July 13, 2026. The Company additionally reimbursed Mr. DiTonno for up to $5,000 in legal expenses related to the DiTonno Separation Agreement.

44

The Separation Agreement also contains such non-competition, non-solicitation, and confidentiality provisions and other terms and conditions as are usual and customary for agreements of this type. All of Mr. DiTonno’s obligations under his Employee Non-Disclosure, Inventions Assignment, and Competitive Business Activities Agreement, dated June 1, 2018, regarding confidentiality and proprietary information will continue. The foregoing payments were contingent on Mr. DiTonno’s standard release of employment claims.

Michael B. Jebsen

Effective November 13, 2013, we entered into a second amended and restated employment agreement with Mr. Jebsen, as amended on June 18, 2015 (the “Jebsen Employment Agreement”). Under the Jebsen Employment Agreement, Mr. Jebsen was also eligible to receive an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). In addition to the foregoing, Mr. Jebsen also received annual grants totaling 22 shares of restricted common stock, vesting over a 12-month period, of which nine shares only vested so long as he continued serving as our Treasurer.

On March 21, 2011, we entered into an indemnification agreement with Mr. Jebsen, which provides that in respect of acts or omissions occurring prior to such time as Mr. Jebsen ceases to serve as our officer Mr. Jebsen will receive (i) indemnification and advancement of expenses to the extent provided under our certificate of incorporation and to the fullest extent permitted by applicable law and (ii) indemnification against any adverse tax consequences in connection with prior option awards that may have been non-compliant with Section 409A of the Code.

On October 14, 2021, we entered into a separation and release agreement with Mr. Jebsen (the “Jebsen Separation Agreement”). Mr. Jebsen will receive severance consistent with the terms of the Jebsen Employment Agreement for termination without cause. Under the Jebsen Separation Agreement, Mr. Jebsen was entitled to receive severance in an amount equal to one year of his current base annual salary and a pro-rated amount of his annual bonus that would have been received had 100% of his annual goals been achieved. The Company will also reimburse COBRA premiums for coverage of Mr. Jebsen for up to 12 months if Mr. Jebsen timely and properly elects continuation coverage. The foregoing payments were contingent on Mr. Jebsen’s standard release of employment claims.

The Company and Mr. Jebsen also entered into a consulting agreement dated October 14, 2021 (the “Jebsen Consulting Agreement”) pursuant to which, for a period of six months following the separation date (the “Transition Period”), Mr. Jebsen will remain at the Company in an advisory role. The Transition Period can be terminated upon 30 days’ notice by either party or immediately by the Company for “cause” (as defined in the Jebsen Consulting Agreement). During the Transition Period, the Company will pay Mr. Jebsen for his advisory services at a rate of $275 per hour.

For purposes of the Jebsen Consulting Agreement, “Cause” includes (i) Mr. Jebsen’s material breach of the Jebsen Consulting Agreement; (ii) Mr. Jebsen’s commission of a felony or crime involving moral turpitude; (iii) any act by Mr. Jebsen involving dishonesty in the performance of the consulting services, including, without limitation, fraud, misappropriation or embezzlement; (iv) Mr. Jebsen’s repeated failure or refusal to perform the consulting services; or (v) any willful or grossly negligent act or omission by Mr. Jebsen that is injurious to the Company, including injury to the Company’s reputation.

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Outstanding Equity Awards

The following table provides information about outstanding equity awards held by the Named Executive Officers as of December 31, 2021.

Outstanding Equity Awards as of December 31, 2021

	Option Awards

Name and Principal Position	Number of securities underlying unexercised options (Exercisable)		Number of securities underlying unexercised options (Unexercisable)		Equity incentive plan award: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date
	(#)		(#)		(#)	($/Sh)
Christopher T. Giordano	-		250,000	(1)	-	1.97	7/6/2031
President and Chief Executive Officer			100,000	(2)	-	1.97	7/6/2031

Eliot M. Lurier	-		-		-	-	-
Interim Chief Financial Officer

Stuart Rich	62,500	(3)	187,500		-	1.78	1/15/2031
Chief Medical Officer

Anthony A. DiTonno	50,000	(4)	-		-	1.97	7/6/2031
Former Chief Executive Officer	90,000	(4)	-		-	1.85	1/5/2031
	75,000	(5)	-		-	1.18	3/1/2030
	50,000	(5)	-		-	6.10	6/1/2028
	500	(4)	-		-	6.23	5/1/2028
	500	(6)	-		-	10.60	5/1/2027
	500	(6)	-		-	54.40	5/1/2026
	500	(6)	-		-	68.40	5/1/2025
	500	(6)	-		-	96.40	5/1/2024
	487	(6)(7)	-		-	93.20	5/1/2023
	64	(1)(6)(7)	-		-	712.00	5/1/2022

Michael B. Jebsen	70,000	(4)	-		-	1.85	1/5/2031
Former President and Chief Financial Officer	25,500	(8)	49,500		-	1.18	3/1/2030
	10,000	(6)	-		-	11.20	4/3/2027
	7,500	(6)	-		-	41.40	12/13/2026

(1)

The options vest and become exercisable as follows: options with respect to 62,500 underlying shares of common stock vest and become exercisable on each of July 6, 2022, July 6, 2023, July 6, 2024, and July 6, 2025.

(2)

The options vest and become exercisable upon the achievement of certain performance metrics: 50% upon initiation of a Phase 3 trial for levosimendan by June 30, 2022; and 50% upon initiation of a Phase 3 trial for imatinib by June 30, 2022.

(3)

This option award is exercisable in four equal installments, with 25% vesting after the start of a Phase 3 clinical trial, 25% vesting after the database lock with respect to the trial, 25% vesting after the opening of an Investigational New Drug Application with the FDA, and 25% vesting after the approval from the FDA.

(4)	The option award vested immediately on the date of grant. The date of grant for each of these options is the date 10 years prior to the expiration date reflected in this table.
(5)	Pursuant to his separation agreement and on the separation date, all of Mr. DiTonno’s outstanding stock options for common stock accelerated and became immediately vested.
(6)	The Company implemented a 1-for-20 reverse split of our common stock on February 26, 2018. These figures have been retroactively restated to reflect the reverse stock split.
(7)	The Company implemented a 1-for-20 reverse split of our common stock on May 10, 2013. These figures have been retroactively restated to reflect the reverse stock split.
(8)	These options were granted with the following vesting schedule: 33% on each anniversary of the grant date.

46

DIRECTOR COMPENSATION

During fiscal year 2021, all of our non-employee directors, with the exception of Mr. Boyd and Dr. Maher who were not compensated, were paid the following compensation for service on the Board of Directors and committees according to the policies established for director compensation by the Corporate Governance and Nominating Committee:

•	An annual director fee in each fiscal year of $45,000 ($55,000 for our Chairman of the Board of Directors), which is paid in equal quarterly installments on the first day of each fiscal quarter;
•

An annual Audit and Compliance Committee member fee in each fiscal year of $7,500 ($15,000 for our Audit and Compliance Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;

•

An annual Compensation Committee member fee in each fiscal year of $5,000 ($10,000 for our Compensation Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;

•

An annual Corporate Governance and Nominating Committee member fee in each fiscal year of $3,500 ($7,000 for our Corporate Governance and Nominating Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;

•

An annual grant of 5,000 stock options (6,250 stock options in the initial year), which vest one-year after the grant date and are exercisable for a period of ten years, issued at the date of the annual meeting of stockholders each year; and

•	Reimbursement of travel and related expenses for attending Board of Directors and committee meetings, as incurred.

The following table summarizes the compensation paid to non-employee directors for fiscal year ended December 31, 2021:

(1)

The amounts in this column reflect the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation- Stock Compensation. The assumptions made in determining the fair values of our option awards are set forth in Note F to our Financial Statements included in our Form 10-K for fiscal year 2021, filed with the SEC on March 29, 2022. As of December 31, 2021, our non-employee directors then serving on the Board of Directors held the following stock options: Mr. Proehl, 9,250; Dr. Almenoff, 6,250; Dr. Davidson, 6,250; and Dr. Doogan, 6,250.

(2)	These directors were appointed to the Board of Directors on February 25, 2021.
(3)	These directors resigned from the Board of Directors, effective as of the annual meeting of stockholders of the Company held on June 10, 2021.
(4)	Mr. Boyd and Dr. Maher have agreed not to receive compensation for their service as members of the Board of Directors in light of their positions with Armistice Capital, LLC.
(5)	Mr. Mitchum resigned from the Board of Directors, effective September 8, 2021.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 13, 2022, the number and percentage of the outstanding shares of common stock that, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director or a director nominee, (ii) our Named Executive Officers, (iii) all current directors and executive officers as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Beneficial Owner Name and Address (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Principal Stockholders
Armistice Capital, LLC (3) 510 Madison Avenue, 7th Floor New York, NY 10022	5,038,862	19.99%
Officers and Directors
June Almenoff, MD(4)	6,250	*
Steven Boyd (3),(5)	5,038,862	19.99%
Michael Davidson, MD (6)	612,895	2.43%
Anthony DiTonno (7)	294,031	1.15%
Declan Doogan, MD (8)	3,644,121	14.45%
Christopher T. Giordano	--	*
Robyn M. Hunter	--	*
Michael B. Jebsen (9)	132,052	*
Eliot M. Lurier	--	*
Keith Maher	--	*
Gerald T. Proehl (10)	10,745	*
Stuart Rich, MD (11)	4,306,017	17.04%
All current officers and directors as a group (10 persons) (12)	13,618,890	53.98%

* Less than 1%

(1)	Unless otherwise noted, all addresses are in care of Tenax Therapeutics, Inc. at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.
(2)

Based upon 25,206,914 shares of common stock outstanding on April 13, 2022. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of April 13, 2022 through the exercise of any stock options, warrants or other rights or the conversion of preferred stock. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)

Armistice Capital, LLC, Armistice Capital Master Fund Ltd. (“ACMF”) and Steven Boyd share voting and dispositive power over 3,630,308 shares, 10,033,274 shares exercisable under pre-funded warrants and 15,379,423 shares issuable upon the exercise of warrants. Steven Boyd disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein. Pursuant to the terms of certain of the warrants held by ACMF, ACMF could not exercise such warrants to the extent it (together with its affiliates) would beneficially own, after such exercise, more than 19.99% of the outstanding shares of common stock (the “Blocker”). Consequently, these reporting persons currently are not able to exercise all of their warrants due to the Blocker, which is reflected in the table above.

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(4)	With respect to Dr. Almenoff, includes 6,250 shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022.
(5)

With respect to Mr. Boyd, includes 3,630,308 shares, 10,033,274 shares exercisable under pre-funded warrants and 15,379,423 shares issuable upon the exercise of warrants held by ACMF, an entity with which Mr. Boyd is affiliated due to his position as Chief Investment Officer. Mr. Boyd may be deemed to have shared voting and dispositive power over the shares beneficially owned by Armistice Capital, LLC, but disclaims such beneficial ownership except to the extent of their pecuniary interest therein, if any.

(6)	With respect to Dr. Davidson, includes 6,250 shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022.
(7)	With respect to Mr. DiTonno, includes 290,891 shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022.
(8)	With respect to Dr. Doogan, includes 6,250 shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022.
(9)	With respect to Mr. Jebsen, includes 103,000 shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022.
(10)	With respect to Mr. Proehl, includes 9,250 shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022.
(11)

With respect to Dr. Rich, includes (i) 62,500 shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022 and (ii) 1,909,585 shares of common stock held by the Andrea Rich 2021 Irrevocable Trust of which Dr. Rich is a co-trustee.

(12)

With respect to all current officers and directors as a group, includes 10,033,274 shares exercisable under pre-funded warrants, subject to the Blocker described in (3) above, 15,379,423  shares issuable upon the exercise of warrants, subject to the Blocker described in (3) above and 90,500shares of common stock subject to options that are vested or vesting within 60 days of April 13, 2022.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedures

The Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, in which the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit and Compliance Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. Notwithstanding anything therein to the contrary, the policy is to be interpreted only in such a manner as to comply with Item 404 of Regulation S-K.

Certain Related Person Transactions

Described below is each transaction occurring since January 1, 2020, and any currently proposed transaction to which we were or are to be a participant, respectively, and in which:

•	The amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•

Any person (i) who since January 1, 2021 served as a director or executive officer of the Company or any member of such person’s immediate family that had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements that are described under the section titled “Executive Compensation” or (ii) who, at the time when a transaction in which such person had a direct or indirect material interest occurred or existed, was a beneficial owner of more than 5% of our outstanding common stock or any member of such person’s immediate family.

Each such transaction is approved pursuant to our related transaction policy.

July 2021 Private Placement (the “July 2021 Offering”)

On July 6, 2021, the Company entered into a securities purchase agreement with Armistice Capital, LLC (“Armistice”), a significant stockholder of the Company, pursuant to which the Company sold 4,773,269 Units in a private placement at a purchase price of $2.095 per unit to Armistice. Each Unit consisted of (i) one unregistered pre-funded warrant to purchase one share of common stock and (ii) one unregistered warrant to purchase one share of common stock (together with the pre-funded warrants, the “2021 Warrants”). In the aggregate, 9,546,538 shares of the Company’s common stock are underlying the 2021 Warrants. The aggregate sale price of the Units was approximately $10 million.

Also, on July 6, 2021, and in connection with the July 2021 Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Armistice, pursuant to which the Company agreed to register for resale the shares of common stock issuable upon exercise of the 2021 Warrants within 120 days following the effective date of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, on August 20, 2021, the Company filed a resale registration statement on Form S-3, which went effective on September 1, 2021.

DELINQUENT SECTION 16(A) REPORTS

The members of our Board of Directors, our executive officers, and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock.

Based solely upon our review of the Section 16(a) reports in our records for fiscal year 2021 transactions in our common stock, we believe that during the fiscal year 2021 and prior fiscal years our officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except for Messrs. Jebsen and DiTonno, who filed Forms 4 on January 12, 2021 reporting the acquisition of 70,000 and 90,000 stock options, respectively on January 5, 2021; Dr. Rich who filed a Form 3 on January 27, 2021, reporting his initial ownership, with a transaction date of January 15, 2021; Drs . Davidson and Doogan who filed Forms 3 on June 15, 2021, reporting initial ownership, with a transaction date of February 25, 2021;  Drs. Almenoff and Doogan and Messrs. Mitchum and Proehl who filed Forms 4 on June 15, 2021 to report the acquisition of 6,250, 6,250, 5,000 and 5,000 stock option, respectively on June 10, 2021; and Dr. Almenoff who filed a Form 3 on April 12, 2022, reporting her initial ownership, with a transaction date of February 25, 2021.

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STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC and applicable Delaware law. We have not received any stockholder proposals for consideration at our 2022 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for the 2023 annual meeting of stockholders, it must be delivered to our principal executive offices located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560 by December 29, 2022; however, if the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the date of the first anniversary of the 2022 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2023 annual meeting of stockholders.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing, include the information set forth in the bylaws and be received at our principal executive offices not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting, provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made. In order to comply with the time periods set forth in our bylaws, appropriate notice for the 2023 annual meeting of stockholders would need to be provided to our corporate secretary no earlier than January 10, 2023, and no later than February 9, 2023.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which our Company does not have notice prior to March 14, 2023.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Annual Report, Notice of Internet Availability, and/or Proxy Statement either now or in the future, please contact our Corporate Secretary by e-mail at Secretary@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or by telephone at (919) 855-2100. In addition, stockholders at a shared address who receive multiple Annual Reports, Notices of Internet Availability, or multiple copies of  proxy statements may request to receive a single Annual Report, Notice of Internet Availability or a single copy of the proxy statement in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC is accessible free of charge on our website at http://www.tenaxthera.com under Investor Relations - SEC Filings. The Annual Report on Form 10-K contains audited balance sheets of our Company as of December 31, 2021 and 2020, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2021. You can request a copy of our Annual Report on Form 10-K free of charge by e-mail at Secretary@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or by telephone at (919) 855-2100. Please include your contact information with the request.

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REQUESTS FOR DIRECTIONS TO OUR COMPANY’S ANNUAL MEETING

The 2022 Annual Meeting of Stockholders will be held on June 9, 2022 at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560 at 9:00 a.m., Eastern Daylight Time. Requests for directions to the meeting location may be directed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

OTHER MATTERS

We do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

THE BOARD OF DIRECTORS

Dated: April 28, 2022

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ANNEX A

Tenax Therapeutics, Inc. Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION, AS AMENDED

OF

TENAX THERAPEUTICS, INC.

The undersigned, for purposes of amending the Certificate of Incorporation, as amended (the “Certificate”), of Tenax Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Article IV of the Certificate is hereby amended by adding the following Section K:

“K.          The issued and outstanding Common Stock of the corporation, $0.0001 par value, shall, at 5:00 p.m., Eastern Standard Time, on [●], 202[●] (the “202[●] Effective Time”), be deemed to be “reverse stock split,” and in furtherance thereof, there shall, after the 202[●] Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each [●] ([●]) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the 202[●] Effective Time. Shares of Common Stock that were outstanding prior to the 202[●] Effective Time and that are not outstanding after the 202[●] Effective Time shall resume the status of authorized but unissued shares of Common Stock. To the extent that any stockholder shall be deemed after the 202[●] Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share.

The reverse stock split shall occur without any further action on the part of the Corporation or the holders of shares of common stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. Each stock certificate that, immediately prior to the 202[●] Effective Time, represented shares of Common Stock shall, after the 202[●] Effective Time, represent that number of whole shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Common Stock prior to the 202[●] Effective Time shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been reclassified, as well as any whole share in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.”

SECOND: Except as expressly amended herein, all provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on April 17, 2008, and amended on November 4, 2009, May 10, 2013, September 8, 2014 and February 22, 2018, shall remain in full force and effect.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the Corporation’s number of shares of authorized capital stock of all classes, and the par value thereof, shall not be changed or affected under or by reason of said amendment.

FIFTH: That said amendment shall be effective at 5:00 p.m., Eastern Standard Time, on [●], 202[●].

A-1

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Certificate of Incorporation, as amended, this [●] day of [●], 202[●].

TENAX THERAPEUTICS, INC.

By:
Name:
Title:

A-2

ANNEX B

TENAX THERAPEUTICS, INC.

2022 STOCK INCENTIVE PLAN

2022 Stock Incentive Plan Approved by

the Board and Stockholders on April 8, 2022 and [●], 2022, respectively

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel to serve as Employees, Directors or Consultants; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Participants with those of the Company’s stockholders; and to promote the success of the Company’s business. As of the Effective Date (as defined below), no new awards will be granted under the Prior Plan (as defined below). Awards under the Prior Plan that are outstanding as of the Effective Date will remain subject to the terms and conditions of, and be governed by, their terms and the Prior Plan.

2. Definitions. The following definitions will apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition will supersede the definition contained in this Section 2.

(a) “Administrator” means the Plan Administrator as described in Section 4.

(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Delaware, and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c) “Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed as continuing in effect by the Company, or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d) “Award” means the grant of an Option, Stock Appreciation Right, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Participant, including any amendments thereto.

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(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination by the Company or a Related Entity of a Participant’s Continuous Service:

(i) that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Participant and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” will not apply until a Corporate Transaction actually occurs; or

(ii) in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Participant’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Participant’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Participant’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Participant’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Participant is an Employee or Consultant, the Participant’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Participant is an Employee, the Participant’s failure to follow the reasonable instructions of the Board or such Participant’s direct supervisor, which failure, if curable, is not cured within 10 days after notice to such Participant or, if cured, recurs within 180 days.

(h) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan in accordance with Section 4(a) below.

(j) “Common Stock” means the Company’s voting common stock, $0.0001 par value per share.

(k) “Company” means Tenax Therapeutics, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service will be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Participant’s Continuous Service will be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Participant provides services ceasing to be a Related Entity. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan will include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option will be treated as a Non-statutory Stock Option beginning on the day three months and one day following the expiration of such three month period.

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(n) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator will determine under parts (ii), (iii) and (iv) whether multiple transactions are related, and its determination will be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in one or a series of related transactions;

(iii) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(iv) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities; or

(v) the complete liquidation or dissolution of the Company.

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(o) “Data” has the meaning set forth in Section 21 of this Plan.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

(q) “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Related Entity to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Participant will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(r) “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(s) “Dividend Equivalent Right” means a right entitling the Participant to compensation measured by dividends paid with respect to Common Stock.

(t) “Effective Date” has the meaning set forth in Section 15 below.

(u) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity to an individual will not be sufficient to make such individual an “Employee” of the Company or a Related Entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

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(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC markets and systems maintained by OTC Markets Group Inc.) or by a recognized securities dealer, its Fair Market Value will be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof will be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y) “Non-statutory Stock Option” means an Option that either (i) is not intended to qualify as an Incentive Stock Option, or (ii) fails to qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc) “Participant” means the holder of an outstanding Award.

(dd) “Performance Award” means an Award under the Plan in which the vesting or other realization of the Award by a Participant is subject to the achievement of certain performance criteria over the course of a Performance Period, all as determined by the Administrator in accordance with Section 8 below.

(ee) “Performance Period” means the time period established by the Administrator during which specified performance criteria must be met in connection with a Performance Award as described in Section 8 below.

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(ff) “Plan” means this Tenax Therapeutics, Inc. 2022 Stock Incentive Plan, as the same may be amended from time to time.

(gg) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than 30 days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Participant’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(hh) “Prior Plan” means the Company’s 2016 Stock Incentive Plan, as amended.

(ii) “Related Entity” means any Parent or Subsidiary of the Company.

(jj) “Restricted Stock” means Shares issued under the Plan to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(kk) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(ll) “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as such rule may be amended from time to time, and includes any successor provisions thereto.

(mm) “Stock Appreciation Right” means an Award entitling the Participant to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(nn) “Section 409A” means Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect.

(oo) “Share” means a share of the Common Stock.

(pp) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(qq) “Tax Obligations” means all federal, state, local, and foreign income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Participant’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

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3. Stock Subject to the Plan.

(a) Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is the sum of (i) 1,100,000 Shares, (ii) the number of Shares remaining available for grant under the Prior Plan as of the Effective Date, and (iii) the number of Shares underlying any award granted under the Prior Plan that expires, terminates, or is canceled or forfeited under the terms of the Prior Plan without such Shares having been issued. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Subject to adjustment in accordance with Section 13, no more than 2,000,000 Shares may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.

(c) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) will be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options will not exceed the number specified in Section 3(b). Shares that actually have been issued under the Plan pursuant to an Award will not be returned to the Plan and will not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares will become available for future grant under the Plan.

(d) In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld will not again be available for Awards under the Plan. To the extent that cash is delivered in lieu of Shares upon the exercise of a Stock Appreciation Right pursuant to Section 6(l), the Company will be deemed, for purposes of applying the limitation on the number of shares, to have issued the total number of Shares which were otherwise issuable upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not be available for Awards under the Plan.

(e) During the term of the Plan, the Company will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan will be administered by (A) the Board or (B) a Committee designated by the Board, which Committee will be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b‑3. Once appointed, such Committee will continue to serve in its designated capacity until otherwise directed by the Board.

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(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan will be administered by (A) the Board or (B) a Committee designated by the Board, which Committee will be constituted in such a manner as to satisfy the Applicable Laws and may or may not be composed of members of the Board. Once appointed, such Committee will continue to serve in its designated capacity until otherwise directed by the Board.

(b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c) Powers of the Administrator. Subject to the Applicable Laws, the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) determine the vesting schedule (if any) applicable to all Awards under the Plan;

(v) to determine the type, terms and conditions of any Award granted hereunder;

(vi) to accelerate vesting on any Award or to waive any forfeiture restrictions applicable thereto or to waive any other limitation or restriction with respect to an Award;

(vii) to approve forms of Award Agreements for use under the Plan;

(viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Participants favorable treatment under such rules or laws; provided, however, that no Award will be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(ix) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would materially adversely affect the Participant’s rights under an outstanding Award will not be made without the Participant’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-statutory Stock Option will not be treated as adversely affecting the rights of the Participant;

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(x) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(xi) to make other determinations as provided in this Plan; and

(xii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator will not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan will be final, conclusive and binding on all persons having an interest in the Plan.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated will be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such person will offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company or any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

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6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a Stock Appreciation Right, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such Awards include, without limitation, Options, Stock Appreciation Rights, sales or bonuses of Restricted Stock, Restricted Stock Units, Performance Awards, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

(b) Designation of Award. Each Award will be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award will be designated in the Award Agreement. In the case of an Option, the Option will be designated as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, any portion of an Option designated as an Incentive Stock Option that exceeds the $100,000 limitation of Section 422(d) of the Code will be treated as a Non-statutory Stock Option. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Participant during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option will be a Non-statutory Stock Option.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator will determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d) Term of Award. The term of each Award will be the term stated in the Award Agreement as determined by the Administrator, provided, however, that the term of any Option will be no more than 10 years from the date of grant thereof, and provided further that in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option will be no more than five years from the date of grant thereof. Notwithstanding the foregoing, the specified term of any Award will not include any period for which the Participant has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

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(e) Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(f) Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

(g) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(h) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(i) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Administrator from time to time.

(j) Early Exercise. An Award Agreement may, but need not, include a provision whereby the Participant may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(k) Transferability of Awards. Unless the Administrator provides otherwise, no Award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Notwithstanding the foregoing, the Participant may designate one or more beneficiaries of the Participant’s Award in the event of the Participant’s death on a beneficiary designation form provided by the Administrator.

(l) Stock Appreciation Rights. Stock Appreciation Rights may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each Stock Appreciation Right granted by the Administrator under this Plan will be subject to the following terms and conditions. Each Stock Appreciation Right granted to any Participant will relate to such number of Shares as determined by the Administrator, subject to adjustment as provided in Section 13. In the case of a Stock Appreciation Right granted with respect to an Option, the number of Shares to which the Stock Appreciation Right pertains will be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of a Stock Appreciation Right will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, will comply with all requirements of the Exchange Act), the number of Shares which issuable upon the exercise of a Stock Appreciation Right will be determined by dividing:

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(i) the number of Shares as to which the Stock Appreciation Right is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” will be the amount by which the Fair Market Value of the Shares subject to the Stock Appreciation Right on the exercise date exceeds (A) in the case of a Stock Appreciation Right related to an Option, the exercise price of the Shares under the Option or (B) in the case of a Stock Appreciation Right granted alone, without reference to a related Option, an amount determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii) the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator may elect to pay the holder of the Stock Appreciation Right cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares will be issued upon the exercise of a Stock Appreciation Right; instead, the holder of the Stock Appreciation Right will be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of a Stock Appreciation Right related to an Option will be permitted only to the extent that the Option is exercisable under its terms on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(l) will be deemed to have been converted into a Non-statutory Stock Option immediately prior to such surrender.

7. Award Exercise or Purchase Price.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award will be as follows.

(i) In the case of an Incentive Stock Option:

(1) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price will be not less than 110% of the Fair Market Value per Share on the date of grant; or

(2) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price will be not less than 100% of the Fair Market Value per Share on the date of grant.

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(ii) In the case of a Non-statutory Stock Option, the per Share exercise price will be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii) In the case of other Awards, such price as is determined by the Administrator.

(iv) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(g) above, the exercise or purchase price for the Award will be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award and the Applicable Laws.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, will be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award is exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (A) provides written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) provides written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vi) past or future services actually or to be rendered to the Company or a Related Entity; or

(vii) any combination of the foregoing methods of payment.

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The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(vii), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8. Performance Awards.

(a) Grant of Performance Awards. The Administrator may issue Performance Awards under the Plan in accordance with this Section 8. Performance Awards may be Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or any other form of Award permitted pursuant to the Plan.

(b) Award Agreement for Performance Awards. Any Award intended to be a Performance Award pursuant to this Section 8 will be evidenced by an Award Agreement that will specify the number of Shares covered by the Award, the applicable performance criteria, the duration of the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless otherwise determined by the Administrator, payment of the Award to a Participant will occur following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(c) Performance Criteria. The performance criteria for any Performance Awards will be established by the Administrator and may include, but are not limited to, any one of, or combination of, the following criteria:

(i) Net earnings or net income (before or after taxes);

(ii) Earnings per share;

(iii) Net sales growth;

(iv) Net operating profit;

(v) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(vi) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(vii) Cash flow per share;

(viii) Earnings before or after taxes, interest, depreciation, and/or amortization;

(ix) Gross or operating margins;

(x) Productivity ratios;

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(xi) Share price (including, but not limited to, growth measures and total shareholder return);

(xii) Expense targets or ratios;

(xiii) Charge-off levels;

(xiv) Improvement in or attainment of revenue levels;

(xv) Margins;

(xvi) Operating efficiency;

(xvii) Operating expenses;

(xviii) Economic value added;

(xix) Improvement in or attainment of expense levels;

(xx) Improvement in or attainment of working capital levels;

(xxi) Debt reduction;

(xxii) Capital targets;

(xxiii) Consummation of acquisitions, dispositions, projects or other specific events or transactions; or

(xxiv) Other significant operational or business milestones.

(d) Determination of Performance Criteria. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable. Performance objectives may be adjusted for material items not originally contemplated in establishing the performance target for items resulting from discontinued operations, extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or unusual items. Performance measures may vary from Performance Award to Performance Award, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Administrator will have the authority to impose such other restrictions on as it may deem necessary or appropriate to ensure that Performance Awards satisfy all requirements of the Applicable Laws.

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(e) Administrator Certification of Achievement of Performance Criteria. Following the completion of each Performance Period, the Administrator will determine whether the applicable performance criteria have been achieved for the Performance Awards for such Performance Period. In determining the amounts earned by a Participant pursuant to an Award issued pursuant to this Section 8, the Administrator will have the right to (i) adjust the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (ii) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (iii) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period.

9. Tax Withholding.

(a) Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Participant of any such Tax Obligations.

(b) The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy the Tax Obligations. As determined by the Administrator in its sole discretion from time to time, these methods may include one or more of the following:

(i) paying cash;

(ii) directing the Company withhold cash or Shares deliverable to the Participant having a Fair Market Value equal to the amount required to be withheld;

(iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations; or

(vi) any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

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The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the Tax Obligations are required to be withheld.

10. Rights As a Stockholder.

(a) Restricted Stock. Except as otherwise provided in any Award Agreement, a Participant will not have any rights of a stockholder with respect to any of the Shares granted to the Participant under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto). No dividends or Dividend Equivalent Rights will be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b) Other Awards. In the case of Awards other than Restricted Stock, a Participant will not have any rights of a stockholder, nor will dividends or Dividend Equivalent Rights accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11. Exercise of Award.

(a) Procedure for Exercise.

(i) Any Award granted hereunder will be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii) An Award will be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made in compliance with the terms of the Award Agreement and the Plan.

(b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Participant’s Continuous Service for any reason other than Disability or death, such Participant may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award), exercise the portion of the Participant’s Award that was vested at the date of such termination (or such greater portion of the Participant’s Award as may be determined by the Administrator). Unless otherwise provided in the applicable Award Agreement, the Participant’s right to exercise the Award will terminate concurrently with the termination of Participant’s Continuous Service for Cause. In the event of a Participant’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option will convert automatically to a Non-statutory Stock Option on the day three months and one day following such change of status. Unless otherwise determined by the Administrator, the unvested portion of a Participant’s Award will terminate as of the date of termination. In addition, if the Participant does not exercise the vested portion of the Participant’s Award within the Post-Termination Exercise Period, the Award will terminate upon the conclusion of the Post-Termination Exercise Period.

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(c) Disability of Participant. In the event of termination of a Participant’s Continuous Service as a result of his or her Disability, such Participant may, but only within 12 months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Participant’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option will automatically convert to a Non-statutory Stock Option on the day three months and one day following such termination. Unless otherwise determined by the Administrator, the unvested portion of a Participant’s Award will terminate as of the date of such termination. In addition, if the Participant does not exercise the vested portion of the Participant’s Award within the period specified in the Award Agreement following such termination, the Award will terminate upon the conclusion of such period.

(d) Death of Participant. In the event of a termination of the Participant’s Continuous Service as a result of his or her death, or in the event of the death of the Participant during the Post-Termination Exercise Period or during the 12 month period following the Participant’s termination of Continuous Service as a result of his or her Disability, the Participant’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Participant’s Award that was vested as of the date of termination, within 12 months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). Unless otherwise determined by the Administrator, the unvested portion of a Participant’s Award will terminate as of the date of the Participant’s death. In addition, if the Participant’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Participant’s Award within the period specified in the Award Agreement following the Participant’s death, the Award will terminate upon the conclusion of such period.

(e) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award will remain exercisable until one month after the date the Participant is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

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12. Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise or vesting of an Award unless the issuance and delivery of such Shares will comply with Applicable Laws. If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award will be suspended until the Administrator determines that such delivery is lawful and will be further subject to the approval of counsel for the Company with respect to such compliance. The Company will have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority has not been obtained.

(d) Form of Issuance of Shares. Subject to the Applicable Laws and any governing rules or regulations, the Company will issue or cause to be issued the Shares acquired pursuant to an Award and will deliver such Shares to or for the benefit of the Participant by means of one or more of the following as determined by the Administrator: (i) by delivering to the Participant evidence of book entry Shares credited to the account of the Participant, (ii) by depositing such Shares for the benefit of the Participant with any broker with which the Participant has an account relationship, or (iii) by delivering such Shares to the Participant in certificate form.

(e) Fractional Shares. No fractional Shares will be issued pursuant to any Award under the Plan; any Participant who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13. Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment will be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration.” Such adjustment will be made by the Administrator and its determination will be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment by reason hereof will be made with respect to, the number or price of Shares subject to an Award. No adjustments will be made for dividends paid in cash or in property other than Common Stock of the Company, nor will cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

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14. Corporate Transactions.

(a) Termination of Awards to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan will terminate, except that Awards will not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Effect of a Corporate Transaction. The Administrator may establish such terms and conditions relating to the effect of a Corporate Transaction on Awards as the Administrator deems appropriate, including, but not limited to, determining that: (i) one or more Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Corporate Transaction, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such Corporate Transaction; (ii) Awards will be Assumed by, or replaced with awards that have substantially equivalent terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation); (iii) Participants will receive a payment in satisfaction of outstanding Awards of Restricted Stock Units or of other rights or benefits, in such amount and form as may be determined by the Administrator; (iv) outstanding Options and Stock Appreciation Rights be terminated or surrendered, in exchange for a payment by the Company, in cash or other property as determined by the Administrator, in an amount equal to the amount, if any, by which the then Fair Market Value of the Shares subject to the Participant’s unexercised Options and Stock Appreciation Rights exceeds the exercise price (and, for the avoidance of doubt, if the Administrator determines in good faith that as of the date of the occurrence of the Corporate Transaction the per share Fair Market Value of the Shares does not exceed the per share exercise price of a given Award, then such Award may be terminated by the Company without payment), and (v) after giving Participants an opportunity to exercise all of their outstanding Options and Stock Appreciation Rights, the Administrator may terminate any or all unexercised Options and Stock Appreciation Rights at such time as the Administrator deems appropriate. In taking any of the actions permitted under this Section 14(b), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. Such action(s) by the Administrator will take place as of the date of the Corporate Transaction or such other date as the Administrator may specify.

(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction will remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.

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15. Effective Date and Term of Plan; Stockholder Approval.

(a) This Plan became effective upon its adoption by the Board on April 8, 2022 (the “Effective Date”). The Plan will continue in effect for a period of 10 years from the Effective Date unless sooner terminated, subject to the approval of the Plan by the stockholders of the Company as described in Section 15(c) below.

(b) The expiration of the Plan will not have the effect of terminating any Awards outstanding on such date, except as otherwise provided in the applicable Award Agreement.

(c) The Plan will be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

16. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time suspend or terminate the Plan, or amend the Plan in any respect, except that it may not, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii) modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii) modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13); or

(iv) extend the expiration date of the Plan.

(b) Except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not, without approval by the Company’s stockholders, (i) lower the exercise price of an Option or Stock Appreciation Right, (ii) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of a Share in exchange for cash or another Award, or (iii) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

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(c) No Award may be granted during any suspension of the Plan or after termination of the Plan. No suspension or termination of the Plan will adversely affect any rights under Awards already granted to a Participant without his or her consent.

17. No Effect on Terms of Employment/Consulting Relationship. Neither the Plan nor any Award will confer upon any Participant any right with respect to the Participant’s Continuous Service, nor will either interfere in any way with the Participant’s right or the right of the Company or a Related Entity to terminate the Participant’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Participant who is employed on an “at will” basis is in no way affected by its determination that the Participant’s Continuous Service has been terminated for Cause for the purposes of this Plan.

18. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

19. Information to Participants. The Company will provide to each Participant, during the period for which such Participant has one or more Awards outstanding, such information as required by Applicable Laws.

20. Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Participant’s consent to participate in the Plan by electronic means. By accepting an Award, each Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent will remain in effect throughout Participant’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Participant.

21. Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Participant acknowledges that the Company holds certain personal information about Participant, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Participant further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Participant authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

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22. Application of Section 409A. This Plan and the Awards granted hereunder will be construed and administered such that the Awards either qualify for an exemption from the application of Section 409A or satisfy the requirements of Section 409A. If an Award is subject to Section 409A: (i) distributions will only be made in a manner and upon an event permitted under Section 409A, (ii) payments to be made upon a termination of employment will only be made upon a “separation from service” under Section 409A, (iii) payments to be made upon a Corporate Transaction will only be made upon an event that qualifies as a “change of control event” under Section 409A (without giving effect to any elective provisions permitted thereunder), and (iv) in no event will a Participant, directly or indirectly, designate the calendar year in which a distribution is made, except in accordance with Section 409A. Each payment in any series of installment payments under an Award will be treated as a separate payment for purposes of Section 409A. Any Award granted under this Plan that is subject to Section 409A and that is to be distributed to a “specified employee” (as defined in Section 409A) upon a separation from service will be administered so that any distribution with respect to such Award will be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A. If a distribution is so delayed pursuant to Section 409A, the distribution will be paid within 30 days after the end of the six-month period or the Participant’s death, if earlier. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures, or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Participant will be solely responsible for the tax consequences of Awards, and in no event will the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer the Plan to avoid taxation under Section 409A, the Company does not represent or warrant that the Plan or any Award is exempt from, or compliant with, Section 409A.

23. Unfunded Obligation. Participants will have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan will be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity will be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company will retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account will not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Related Entity. The Participants will have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

24. Construction. Captions and titles contained herein are for convenience only and will not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular includes the plural and the plural includes the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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TENAX THERAPEUTICS, INC.
ONE COPLEY PARKWAY, SUITE 490
MORRISVILLE, NC 27560

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) June Almenoff, MD, PhD
02) Steven Boyd
03) Michael Davidson, MD
04) Declan Doogan, MD
05) Christopher T. Giordano
06) Robyn M. Hunter
07) Keith Maher, MD
08) Gerald T. Proehl
09) Stuart Rich, MD

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. Approval of an amendment to the Tenax Therapeutics, Inc. Certificate of Incorporation, as amended, to effectuate a reverse stock split of the outstanding shares of common stock by a ratio of not less than one-for-three (1:3) and not more than one-for-twenty (1:20), which split, its implementation and timing, being subject to the discretion of the Board of Directors.	☐	☐	☐
3. Approval of the Tenax Therapeutics, Inc. 2022 Stock Incentive Plan.	☐	☐	☐
4. Approval, on an advisory basis, of Tenax Therapeutics, Inc.'s 2021 named executive officer compensation.	☐	☐	☐
5. Ratification of the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of Tenax Therapeutics, Inc. for the fiscal year ending December 31, 2022.	☐	☐	☐

NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000566084_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com

TENAX THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 9, 2022 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of Tenax Therapeutics, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 28, 2022. The undersigned stockholder of Tenax Therapeutics, Inc. hereby appoints Gerald T. Proehl and Christopher T. Giordano, or either of them, as proxies, each with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Tenax Therapeutics, Inc. held of record by the undersigned on April 13, 2022, at the Annual Meeting of Stockholders to be held on Thursday, June 9, 2022 at 9:00 a.m., local time, at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000566084_2 R1.0.0.24